Important News for Shareholders of Baillie Gifford Positive Change Equities Fund

Vanguard

IMPORTANT NEWS FOR SHAREHOLDERS

Baillie Gifford Positive Change Equities Fund

Baillie Gifford Positive Change Equities Fund is to be reorganized into Vanguard Baillie Gifford Global Positive Impact Stock Fund, subject to shareholder approval, on or about July 18, 2022. The first few pages of this booklet highlight key points about this reorganization.

You are being asked to vote on the reorganization.

We ask that you review the enclosed combined proxy statement/prospectus, which contains information about the acquiring fund, outlines the differences between your fund and the acquiring fund, and provides details about the terms and conditions of the reorganization.

BAILLIE GIFFORD POSITIVE CHANGE EQUITIES FUND
a series of BAILLIE GIFFORD FUNDS

Dear Shareholder:

A Special Meeting of Shareholders (the “Meeting”) of Baillie Gifford Positive Change Equities Fund (the “Baillie Gifford Fund”), a series of Baillie Gifford Funds (the “Baillie Gifford Trust”), will be held virtually at 11 A.M. Eastern Time on July 6, 2022. The Meeting is being called for the purpose of having Baillie Gifford Fund shareholders consider and vote on the reorganization (the “Reorganization”) of the Baillie Gifford Fund into the Vanguard Baillie Gifford Global Positive Impact Stock Fund (the “Vanguard Fund” and, together with the Ballie Gifford Fund, the “Funds”), a newly formed series of Vanguard Valley Forge Funds (the “Vanguard Trust”).

 If you are a shareholder of record as of the regular close of business of the New York Stock Exchange on April 20, 2022, you are entitled to vote at the Meeting and at any adjournment or postponement of the Meeting. This package contains notice of the Meeting, information about the proposal and the materials to use when casting your vote.
The proposed Reorganization will entail the reorganization of the Baillie Gifford Fund into the Vanguard Fund, which was specifically created for the purpose of acquiring all of the assets and assuming all of the liabilities of the Baillie Gifford Fund and which will have no assets immediately prior to the Reorganization. If the Reorganization is approved, the Baillie Gifford Fund will be liquidated and dissolved after the Reorganization has been completed. If the Reorganization is approved, shareholders of the Baillie Gifford Fund will receive Investor class shares of the Vanguard Fund having a total dollar value (i.e., a net asset value) equal to the total dollar value of their investment in the Baillie Gifford Fund immediately prior to the Reorganization.
The Baillie Gifford Trust and the Vanguard Trust are each an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). Although the Funds describe a subset of the principal investment risks somewhat differently, the principal risks associated with investments in the Baillie Gifford Fund and the Vanguard Fund are substantially similar because the Funds have identical investment objectives and substantially similar investment strategies.

The Reorganization is not intended or expected to result in any changes to the day-to-day management of the Baillie Gifford Fund, as the existing portfolio management team will serve as portfolio managers for the Vanguard Fund. The proposed Reorganization will result in the Baillie Gifford Fund being overseen by a different board of trustees and being subject to new arrangements for distribution, custody, administration, transfer agency, legal, and audit services.

The Board of Trustees of the Baillie Gifford Trust believes that the proposed Reorganization is in the best interests of the Baillie Gifford Fund, and has unanimously approved and recommends that you vote “FOR” the Reorganization.  In approving the Reorganization, the Board of Trustees of the Baillie Gifford Trust considered, among other factors:
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Lower Shareholder Costs – The Board considered the relative size of the Vanguard fund complex and the lower operating cost structure is expected to result in a lower total expense ratio for the Vanguard Fund compared to the Baillie Gifford Fund.  The Board also considered The Vanguard Group, Inc.’s (“Vanguard”) reputation as a low-cost provider.

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Continuation of Investment Management – Baillie Gifford, who currently serves as manager to the Baillie Gifford Fund, would manage the Vanguard Fund using the same investment philosophy and process that it currently employs in managing the Baillie Gifford Fund with the same portfolio management team.

•	Substantially Similar Investment Program – The Funds’ investment objectives are identical, and the strategies, policies and risks of the Funds are substantially similar.
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Future Growth of the Vanguard Fund – The Board considered Baillie Gifford Overseas Limited’s view that opportunities to grow assets due to Vanguard’s retail distribution network and the relative size of Vanguard should enable the Baillie Gifford Fund (as reorganized into the Vanguard Fund) to grow and achieve greater economies of scale.

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. All shareholders who own shares as of the record date and are interested in attending the virtual Meeting must register in advance by visiting https://www.viewproxy.com/BaillieGifford/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Baillie Gifford Fund’s proxy tabulator.
While you are, of course, welcome to join us at the virtual Meeting, most shareholders are likely to cast their votes by filling out and signing the enclosed Proxy Card. Whether or not you plan to attend the virtual Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You may also vote by touch-tone telephone or through the Internet as described on the enclosed Proxy Card.

We encourage you to support the Board’s recommendation to approve the proposal. Before you vote, please read the full text of the combined Proxy Statement/Prospectus.

Regardless of how many shares you own, your vote is extremely important to us. Please do not hesitate to call 1-844-394-6127 if you have any questions. Thank you for taking the time to consider this important proposal and for your investment in the Baillie Gifford Positive Change Equities Fund.

Sincerely,

/s/ David Salter
David Salter
President, Baillie Gifford Funds
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BAILLIE GIFFORD FUNDS
BAILLIE GIFFORD POSITIVE CHANGE EQUITIES FUND

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
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To be held on July 6, 2022

To the Shareholders of the above referenced series (the “Baillie Gifford Fund”) of Baillie Gifford Funds, a Massachusetts business trust:

This is to notify you that a Special Meeting of Shareholders of the Baillie Gifford Positive Change Equities Fund will be held on July 6, 2022, at 11 A.M. Eastern Time over the Internet in a virtual format (the “Meeting”). The Meeting is being held so that shareholders can vote on the following proposal:

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To approve an Agreement and Plan of Reorganization (the “Agreement”) that provides for the reorganization of the Baillie Gifford Fund into Vanguard Baillie Gifford Global Positive Impact Stock Fund (the “Vanguard Fund”), a newly formed series of Vanguard Valley Forge Funds, including:

(i) the transfer of all of the assets of the Baillie Gifford Fund into the Vanguard Fund solely in exchange for shares of the Vanguard Fund and the assumption by the Vanguard Fund of all of the liabilities of the Baillie Gifford Fund;

(ii) the distribution of shares of the Vanguard Fund to the shareholders of the Baillie Gifford Fund; and

(iii) the cancellation of the outstanding shares of the Baillie Gifford Fund (all of the foregoing together being referred to as the “Reorganization”).

If shareholders of the Baillie Gifford Fund approve the Agreement, and certain other closing conditions are satisfied or waived, shareholders of the Baillie Gifford Fund will receive after the closing of the Reorganization (in accordance with the terms of the Agreement), a number of shares of beneficial interest of the Vanguard Fund equal in value to the net asset value of the shares of the Baillie Gifford Fund held immediately prior to the Reorganization. The Vanguard Fund will have the same investment objective and substantially similar principal investment strategies, policies and risks as the Baillie Gifford Fund. The Reorganization is discussed in detail in the Proxy Statement/Prospectus attached to this notice. Please read those materials carefully for information concerning the Reorganization.

A copy of the form of the Agreement, which more completely describes the proposed Reorganization, is attached as Appendix A to the enclosed Proxy Statement/Prospectus. It is not anticipated that any matters other than the approval of the proposal noted above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the enclosed Proxy Statement/Prospectus.
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The Board of Trustees of the Baillie Gifford Fund have fixed the regular close of business of the New York Stock Exchange on April 20, 2022 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.

The Board of Trustees of the Baillie Gifford Fund recommends that the shareholders of the Baillie Gifford Fund vote FOR the Proposal.

You are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted or vote by touch-tone telephone. Please see the enclosed materials for telephone and Internet voting instructions. You may revoke your proxy at any time before it is exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting at the Meeting.

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. All shareholders who own shares as of the record date and are interested in attending the virtual Meeting must register in advance by visiting https://www.viewproxy.com/BaillieGifford/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Baillie Gifford Fund’s proxy tabulator.

By Order of the Board of Trustees of Baillie Gifford Funds

/s/ Gareth Griffiths,
Gareth Griffiths
Secretary and Chief Legal Officer

May 5, 2022

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YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OWNED
WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE
POSTAGE-PAID ENVELOPE PROVIDED OR VOTE BY TOUCH-TONE TELEPHONE OR
INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.
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ACQUISITION OF THE ASSETS AND LIABILITIES OF
BAILLIE GIFFORD POSITIVE CHANGE EQUITIES FUND
A SERIES OF BAILLIE GIFFORD FUNDS
CALTON SQUARE
1 GREENSIDE ROW
EDINBURGH, SCOTLAND, UK EH1 3AN
011-44-131-275-2000

IN EXCHANGE FOR SHARES OF
VANGUARD BAILLIE GIFFORD GLOBAL POSITIVE IMPACT STOCK FUND
A SERIES OF VANGUARD VALLEY FORGE FUNDS
P.O. BOX 2600
VALLEY FORGE, PA 19482
(610) 669-1000

PROXY STATEMENT/PROSPECTUS DATED May 5, 2022

INTRODUCTION

Proposal Summary. This Proxy Statement/Prospectus describes a proposal to reorganize Baillie Gifford Positive Change Equities Fund (the “Baillie Gifford Fund”), a series of Baillie Gifford Funds (the “Baillie Gifford Trust”) into Vanguard Baillie Gifford Global Positive Impact Stock Fund (the “Vanguard Fund”), a newly created series of Vanguard Valley Forge Funds (the “Vanguard Trust”). The Vanguard Fund is a member of The Vanguard Group, Inc. (“Vanguard”), a family of over 200 funds.

The reorganization involves a few basic steps:

(i) In accordance with the terms of the Agreement and Plan of Reorganization the Baillie Gifford Fund will transfer all of its assets to the Vanguard Fund in exchange for shares of beneficial interest of the Vanguard Fund and the Vanguard Fund will assume all of the liabilities of the Baillie Gifford Fund.
(ii) Simultaneously, the Baillie Gifford Fund will distribute such Vanguard Fund shares to its shareholders and the Vanguard Fund will open an account for each shareholder of the Baillie Gifford Fund, crediting it with an amount of shares of the Vanguard Fund equal in value to the shares of the Baillie Gifford Fund owned by such holder at the time of the reorganization.
(iii) As soon as practicable thereafter, the Baillie Gifford Fund will be dissolved, wound up, and terminated in accordance with its governing documents and applicable law (all of the foregoing together being referred to as the “Reorganization”).

The Board of Trustees of the Baillie Gifford Trust has determined that the Reorganization is in the best interest of the Baillie Gifford Fund and will not dilute the interests of existing shareholders of the Baillie Gifford Fund.

Read and Keep these Documents. Please read this entire Proxy Statement/Prospectus. This Proxy Statement/Prospectus sets forth concisely the information about the Vanguard Fund that a prospective investor should know before investing. As detailed below, a number of documents are incorporated by reference into this Proxy Statement/Prospectus and are deemed to be a part of this Proxy
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Statement/Prospectus. In addition, a copy of the current prospectus of the Vanguard Fund of which you will receive shares accompanies this Proxy Statement/Prospectus. These documents are important and should be kept for future reference.

Additional Information is Available.  Additional information about the Vanguard Fund and Baillie Gifford Fund is available in the following documents, each of which is incorporated by reference into this Proxy Statement/Prospectus:

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The prospectuses and statement of additional information (“SAI”) of the Baillie Gifford Trust on behalf of the Baillie Gifford Fund, dated April 29, 2022 (File No. 333-200831; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001104659-22-052476) (the “Baillie Gifford Fund Prospectus”);

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The prospectus and SAI of the Vanguard Trust on behalf of the Vanguard Fund, dated April 4, 2022, as supplemented and amended to date (File No. 811-58431; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001683863-22-002890) (the “Vanguard Fund Prospectus”);

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The audited financial statements, including the financial highlights, with respect to the Baillie Gifford Fund, appearing in the Baillie Gifford Fund’s annual report to shareholders for the year ended December 31, 2021 (File No. 811-10145; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001104659-22-029205); and

-	An SAI dated May 5, 2022, relating to the Proxy Statement/Prospectus (the “Reorganization SAI”).

These documents are on file with the U.S. Securities and Exchange Commission (“SEC”). Copies of all of these documents are available upon request without charge by writing to Baillie Gifford Overseas Limited (“Baillie Gifford”) at One Greenside Row, Calton Square, Edinburgh EH1 3AN or calling 1-844-394-6127. You also may view or obtain these documents on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Vanguard Fund’s Prospectus, which is incorporated by reference above and which accompanies this Proxy Statement/Prospectus, is intended to provide you with additional information about the Vanguard Fund. The Vanguard Fund is newly organized and will have no assets or liabilities at the time of the Reorganization. The Vanguard Fund was created specifically for the purpose of acquiring the assets and liabilities of the Baillie Gifford Fund in connection with the Agreement and will not commence operations until the closing date of the Reorganization. The Vanguard Fund has not produced any annual or semiannual reports to date. You may obtain an additional copy of the Vanguard Fund’s Prospectus or the related SAI without charge by contacting the Vanguard Trust at Vanguard.com or by calling 800-662-7447.

The Baillie Gifford Trust’s Board of Trustees has fixed the regular close of business on April 20, 2022 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. This combined Proxy Statement/Prospectus is expected to be first sent to shareholders on or about May 16, 2022.
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Please note that investments in the Fund are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value.  There is no assurance that any Fund will achieve its investment objectives.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

Overview	6
Details of Reorganization Proposal	7
Reasons For The Reorganization	7
How The Reorganization Will Be Accomplished	8
Comparing The Baillie Gifford Fund and The Vanguard Fund	9
Investment Advisory Arrangements	22
Additional Information About Vanguard Baillie Gifford Global Positive Impact Stock Fund	25
General Information	29
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KEY POINTS ABOUT THE PROPOSED REORGANIZATION

We are providing you with this overview of the proposal on which your vote is requested. Please read the full text of the Proxy Statement/Prospectus, which contains additional information about the proposal, and keep it for future reference. Your vote is important. Additional information is contained elsewhere in this Proxy Statement/Prospectus, as well as in the Baillie Gifford Fund’s Prospectus, the Vanguard Fund’s Prospectus (which is included herewith), and the SAI for this Proxy Statement/Prospectus, all of which are incorporated herein by reference.

Questions and Answers

What am I being asked to vote upon?

You are being asked to approve the reorganization (the “Reorganization”) of the Baillie Gifford Positive Change Equities Fund (the “Baillie Gifford Fund”), a series of Baillie Gifford Funds (the “Baillie Gifford Trust”), into Vanguard Baillie Gifford Global Positive Impact Stock Fund (the “Vanguard Fund”), a series of Vanguard Valley Forge Funds (the “Vanguard Trust”). The Vanguard Fund is a part of The Vanguard Group of Investment Companies (“The Vanguard Group”), one of the world’s largest mutual fund firms. Under this proposal, all of the assets and liabilities of the Baillie Gifford Fund would be transferred to the Vanguard Fund, a substantially similar fund created just for this purpose. After the Reorganization, the Vanguard Fund would continue investing your portfolio, and the Baillie Gifford Fund, which would have no remaining assets, would be dissolved.
What will happen if the Reorganization is approved?
Baillie Gifford Fund shareholders will become shareholders of the Vanguard Fund and hold Investor class shares of the Vanguard Fund. Baillie Gifford Fund shareholders will receive Vanguard Fund shares in an amount equal in value to the total dollar value of shares currently held in the Baillie Gifford Fund. The Baillie Gifford Fund will then be completely liquidated and dissolved.
Beginning shortly after shareholders have approved the Reorganization, the Baillie Gifford Fund’s distributor expects to stop accepting purchase requests from new and existing shareholders.  Baillie Gifford Fund shareholders will continue to be able to redeem their shares up until the completion of the Reorganization.  Purchase and redemption requests received after completion of the Reorganization (if approved) should be directed to the Vanguard Fund in accordance with its prospectus.

What is the anticipated timing of the Reorganization?

A meeting of shareholders of the Baillie Gifford Fund will be held on July 6, 2022 (together with any postponements or adjournments thereof, the “Meeting”). If shareholders of the Baillie Gifford Fund approve the Reorganization and other customary closing conditions are met or waived, it is anticipated that the Reorganization will occur in or around July 2022.

Do the fundamental investment policies materially differ between the Baillie Gifford Fund and the Vanguard Fund?

The fundamental investment policies of the Baillie Gifford Fund and the Vanguard Fund are substantially similar to one another and include certain investment policies required by the 1940 Act. For more information about the Funds’ fundamental investment policies, see the section below entitled

“Comparing Fundamental Investment Restrictions.”  Fundamental investment policies may not be changed without a shareholder vote.

Are there any significant differences between the investment objectives and principal investment strategies and risks of the Baillie Gifford Fund and the Vanguard Fund?

No. The Vanguard Fund will seek capital appreciation with an emphasis on investing in businesses that deliver positive change by contributing towards a more sustainable and inclusive world. The Vanguard Fund’s investment objective is identical to that of the Baillie Gifford Fund. In addition, The Vanguard Fund is subject to substantially similar principal risks as the Baillie Gifford Fund because it has substantially similar investment strategies and policies and invests principally in the same types of securities. For a detailed comparison of the Fund’s principal risks, see the section below entitled “Comparing Risk Factors.” Baillie Gifford Overseas Limited (“Baillie Gifford”), the current investment adviser for the Baillie Gifford Fund, will serve as the investment adviser for the Vanguard Fund, carrying out an investment program for the Vanguard Fund that is substantially similar to the investment program of the Baillie Gifford Fund, subject to the direction of the Board of Trustees of the Vanguard Fund. The Vanguard Fund’s Board of Trustees will have the flexibility to make advisory changes, including changes to the contract of an existing adviser or the appointment of different or additional investment advisers, without shareholder vote, pursuant to an exemption obtained from the SEC by Vanguard. The Board of Trustees of the Baillie Gifford Fund (the “Baillie Gifford Board” and, in context, the “Board”) does not have the power to appoint different or additional investment advisers without a shareholder vote.

Will the Baillie Gifford Fund or Vanguard Fund pay the costs of this proxy solicitation or any costs in connection with the proposed Reorganization?

The costs of the solicitation related to the proposed Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the Baillie Gifford Fund shareholders all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the operational costs associated with the proposed Reorganization, will be borne by Baillie Gifford and Vanguard, not by the Funds. Baillie Gifford and Vanguard will pay these costs whether or not the Reorganization is consummated.
Neither the Baillie Gifford Fund nor the Vanguard Fund will bear any direct fees or expenses in connection with the proposed Reorganization, and furthermore Baillie Gifford and Vanguard have agreed to bear certain transaction costs associated with the Reorganization. In particular, there may be costs associated with selling and repurchasing portfolio securities (including transaction costs and transfer taxes), which may be necessary to effect the transfer of specific portfolio securities to the Vanguard Fund in certain non-U.S. markets. These potential costs related to the Reorganization are substantially due to the fact that, for certain foreign markets on which securities held by the Baillie Gifford Fund trade, the Baillie Gifford Fund may be required to sell the securities in market transactions in order to transfer cash to the Vanguard Fund. The Vanguard Fund would then repurchase the same securities in the foreign market with the cash received following the Reorganization. These costs are difficult to estimate and may vary depending on circumstances at the time of transfer and any mitigating options that may be available. Baillie Gifford and/or Vanguard, and not the Funds, will bear these transaction costs if they arise.

There may be certain costs that will be borne by the Funds.  The Baillie Gifford Fund may realize capital gains or losses on the sale of such securities described above, which may result in additional taxable distributions to shareholders of the Baillie Gifford Fund prior to the Reorganization and/or to shareholders of the Vanguard Fund following the Reorganization. Absent the Reorganization, certain losses, including capital losses on the sale and repurchase of securities in a non-U.S. market where a security transfer may not be permitted, could have potentially been used to offset capital gains on other holdings under certain

non-U.S. tax laws, but such an offset right may be lost in connection with the Reorganization. Certain other non-quantifiable costs may arise in connection with the Reorganization, such as the opportunity cost of certain assets being out of the market for some period of time around the consummation of the Reorganization. Especially given that the closing of the transaction would be months away, it is not possible to estimate or predict any positive or negative market impact on the Baillie Gifford Fund and the Vanguard Fund if they are effectively required to hold cash instead of certain portfolio securities for a period of time shortly before and after closing of the Reorganization.  If the costs described in this paragraph were to arise, they would be borne by the Funds.

Will there be any sales load, commission, or other transactional fee in connection with the Reorganization?

No. The total value of the shares of the Baillie Gifford Fund that you own will be exchanged for shares of the Vanguard Fund without the imposition of any sales load, commission, or other transactional fee.

What are the expected federal income tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes and, as a condition of closing, the Baillie Gifford Fund will receive an opinion of counsel to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Thus, while there can be no guarantee that the U.S. Internal Revenue Service (the “IRS”) or a court will adopt a similar position, it is expected, subject to the limited exceptions described in the Proxy Statement/Prospectus under the heading “Certain U.S. Federal Income Tax Consequences of the Reorganization,” that for U.S. federal income tax purposes neither shareholders, nor the Baillie Gifford Fund, will recognize gain or loss as a direct result of the Reorganization, and the holding period for, and the aggregate tax basis of the Vanguard Fund’s shares that you will receive in the Reorganization will generally include the holding period for, and will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization. Shareholders should consult their tax adviser about state, local, and, if applicable, non-U.S. tax consequences of the Reorganization, if any, because the information about tax consequences in the Proxy Statement/Prospectus relates only to the U.S. federal income tax consequences of the Reorganization.

Has the Baillie Gifford Board considered the Reorganization, and how do they recommend I vote?

The Baillie Gifford Board believes that the Reorganization is in the best interests of the Baillie Gifford Fund and recommends that you vote “FOR” the Reorganization.  A summary of the considerations of the Baillie Gifford Board in making this recommendation is provided in the “Reasons for Reorganization” section of the Proxy Statement/Prospectus.

How will the Reorganization affect my account?

If shareholders approve the Reorganization, your Baillie Gifford Fund shares will be exchanged, for U.S. federal income tax purposes, on a tax-free basis, for Vanguard Fund shares of equivalent value. Your account registration is expected to remain the same and you will have the opportunity to establish the same or similar account options. In addition, for U.S. federal income tax purposes, your aggregate tax basis in your shares is expected to remain the same.

How will the number of Vanguard Fund Shares that I will receive be determined?

As a Baillie Gifford Fund shareholder, you will receive your pro rata share of the Vanguard Fund shares received by the Baillie Gifford Fund in the Reorganization. The number of Vanguard Fund shares that a Baillie Gifford Fund shareholder will receive will be based on the net asset value (“NAV”) of such Baillie Gifford Fund shareholder’s account, determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately preceding the closing date. The Baillie Gifford Fund’s assets will be valued pursuant to the Baillie Gifford Fund’s valuation procedures, determined as of immediately after the close of regular trading on the NYSE on the business day immediately preceding the Closing Date (the “Valuation Date”). With respect to matters bearing on the valuation of the securities held by the Baillie Gifford Fund as of the date hereof, the Vanguard Trust’s valuation procedures are substantially similar to the valuation procedures of the Baillie Gifford Trust. The total value of your holdings should not change as a result of the Reorganization.

What is the required vote to approve the Reorganization?

Shareholder approval of the Reorganization requires the affirmative vote of the lesser of (i) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Baillie Gifford Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Baillie Gifford Fund.

What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?

In the event that sufficient votes in favor of the Reorganization are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies.

What will happen if shareholders of the Baillie Gifford Fund do not approve the Reorganization?

If shareholders do not approve the Reorganization, the Baillie Gifford Fund will continue in existence (unless the Baillie Gifford Board decides otherwise) and the Vanguard Fund will not commence operations.

What if I do not wish to participate in the Reorganization?

If the Reorganization is approved by shareholders and you do not wish to have your shares of the Baillie Gifford Fund exchanged for shares of the Vanguard Fund as a part of the Reorganization, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares and you hold shares in a taxable account, you will recognize a taxable gain or loss equal to the difference between your tax basis in the shares and the amount you receive for them.

How many votes am I entitled to cast?

As a shareholder of the Baillie Gifford Fund, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Baillie Gifford Fund on the record date of April 20, 2022 (the “Record Date”). Completion of the Reorganization is conditioned on the approval of the Reorganization by the Baillie Gifford Fund shareholders.

How do I vote my shares?

For your convenience, there are several ways you can vote:

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Voting at the Meeting. If you attend the virtual meeting, were the beneficial owner of your shares as of the Record Date for the Meeting, and wish to vote at the virtual Meeting, you will be able to. Please see the Section titled “General Information—Proxy Solicitation Methods" for additional information on how to register to vote at the Meeting.

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Voting by Proxy. Whether you plan to attend the Meeting or not, we urge you to complete, sign, and date the enclosed proxy care and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting virtually and vote. If you properly fill in and sign your proxy care and send it to us in time to vote at the Meeting, your “proxy” (the individuals names on your proxy card) will vote your shares as you have directed. If you sign your proxy card, but do not make a choice, your proxy care will vote shares “FOR” the proposal as recommended by the Baillie Gifford Board, and in their best judgment on other matters. Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting. If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Baillie Gifford Fund in writing to the address of the Baillie Gifford Fund set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that you have revoked your proxy. In addition, although merely attending the virtual Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote at the Meeting.

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Voting by Telephone or the Internet. You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying the Proxy Statement/Prospectus.

Whom should I call for additional information about the Reorganization or the Proxy Statement/Prospectus?

If you need any assistance or have any questions regarding the Reorganization or how to vote your shares, please call Broadridge Investor Communication Solutions, Inc. at 833-782-7192.

I. OVERVIEW

The Proposed Reorganization. The Baillie Gifford Board has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization of the Baillie Gifford Fund into the Vanguard Fund. The Baillie Gifford Board concluded that the proposed Reorganization is in the best interests of the Baillie Gifford Fund. If shareholders of the Baillie Gifford Fund approve the Reorganization, each Baillie Gifford Fund shareholder will receive Investor Shares of the Vanguard Fund equal in value to the value of the Class K or Institutional Class shares of the Baillie Gifford Fund held by such shareholder at the time of the Reorganization.

Investment Objectives, Strategies, and Policies of Each Fund. The Vanguard Fund’s investment objective is identical to that of the Baillie Gifford Fund. Each Fund seeks capital appreciation with an emphasis on investing in businesses that deliver positive change by contributing towards a more sustainable and inclusive world. Each Fund’s investment objective may be changed without shareholder approval. Additional information is provided below comparing the Baillie Gifford Fund to the Vanguard  Fund in the section  entitled,   “Details of the Reorganization Proposal – Comparing the Baillie Gifford Fund and the Vanguard Fund.”

Investment Adviser. If shareholders approve the Reorganization, the Vanguard Fund will be managed by Baillie Gifford, subject to the direction of the Vanguard Trust Board of Trustees (the “Vanguard Board”). Although there are no current plans to do so, one or more new advisers could be added to the Vanguard Fund in the future, as either additions to or replacements for Baillie Gifford. The Vanguard Board has the flexibility to make changes to the investment advisers of the Vanguard Fund if it considers it to be in shareholders’ best interests, without a shareholder vote, under the terms of an SEC exemption.  Any change in investment advisor impacting the Vanguard Fund will be communicated to shareholders in writing. The Board of Trustees of the Baillie Gifford Fund (the “Baillie Gifford Fund Board” and, in context, the “Board”) does not have the power to appoint different or additional investment advisers without a shareholder vote. Details of the advisory arrangements for the Baillie Gifford Fund and the Vanguard Fund are provided below in the section entitled, “Investment Advisory Arrangements.”

Investment Advisory Fees. The Vanguard Fund will pay Baillie Gifford an investment advisory fee on a quarterly basis based on certain annual percentage rates applied to average daily net assets managed by Baillie Gifford for each quarter. Note that both the Baillie Gifford Fund and the Vanguard Fund bear additional fees for non-investment advisory administration services. Although the contractual advisory fee for the Vanguard Fund is expected to be higher than the contractual advisory fee for the Baillie Gifford Fund at current asset levels, the Vanguard Fund is expected to experience lower overall total annual fund operating expenses as compared to the Baillie Gifford Fund, both before and after any applicable waivers.  Additional information about the Baillie Gifford Fund and Vanguard Fund fee schedules appears below in the section entitled “Investment Advisory Arrangements - Comparing Investment Advisory Agreements.”

Under an Administration and Supervisory Agreement, the Baillie Gifford Fund pays Baillie Gifford an Administration and Supervisory Fee quarterly, in arrears, with respect to Class K and Institutional Class shares at an annual rate of 0.17% of the Fund’s average net assets. Under the Fifth Amended and Restated Funds’ Service Agreement (the “Funds’ Service Agreement”), the Vanguard Fund expects to pay Vanguard an administration fee at an annual rate of 0.10% of the Fund’s average net assets.

Tax-Free Reorganization. It is expected that for U.S. federal income tax purposes the proposed Reorganization will be accomplished on a tax-free basis, meaning that it is expected that you won’t realize any taxable gains or losses when your Baillie Gifford Fund shares are exchanged for shares of the Vanguard Fund.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP is expected to serve as independent registered public accounting firm to the Vanguard Fund, as they do for all other Vanguard funds. Cohen & Company, Ltd. currently serves as independent registered public accounting firm to the Baillie Gifford Fund.

II. DETAILS OF REORGANIZATION PROPOSAL

At a meeting of the Baillie Gifford Fund’s Board on January 12, 2022, in response to a proposal by Baillie Gifford, the Board approved the Reorganization and the Agreement. Following are some important details regarding the reasons the Board believes the Reorganization is in the best interests of the Baillie Gifford Fund:

REASONS FOR THE REORGANIZATION

The Baillie Gifford Board considered the proposed Reorganization and determined that it was in the best interests of the Baillie Gifford Fund to approve the proposed Reorganization.  In reaching this conclusion for the Baillie Gifford Fund, the Board did not identify any single factor as determinative in its analysis, but rather the Board considered a variety of factors, including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Lower Shareholder Costs.  The Board considered the relative size of The Vanguard Group and lower operating cost structure is expected to result in a lower total expense ratio for the Vanguard Fund compared to the Baillie Gifford Fund.  The Vanguard Fund is estimated to have a total expense ratio of approximately 0.59% for Investor Shares for the Vanguard Fund’s first full year of operations following the Reorganization.  By comparison, Baillie Gifford Fund’s net expense ratio for the fiscal year ended December 31, 2021 was 0.65% for Class K shares and 0.72% for Institutional Class shares (giving effect to the contractual expense limitations).  Without the contractual expense limitation, the Baillie Gifford Fund’s total expense ratio for the fiscal year ended December 31, 2021 would have been 0.70% for Class K shares and 0.77% on Institutional Class shares.  In addition, the Board considered Baillie Gifford’s view that, due to the economies of scale inherent in The Vanguard Group’s size as well as investment advisory fee breakpoints provided in the advisory fee schedule for the Vanguard Fund, the total expense ratio for the Vanguard Fund is expected to continue to be lower than it would have been for the Baillie Gifford Fund as assets grow.  The Board also considered The Vanguard Group’s reputation as a low-cost provider.
Continuity of Investment Management.  The Board considered that Baillie Gifford, who currently serves as manager to the Baillie Gifford Fund, would manage the Vanguard Fund in accordance with the same investment philosophy and process that it currently employs for the Baillie Gifford Fund with the same portfolio management team.  The Board noted that the Board of Trustees of the Vanguard Fund would have the flexibility to make advisory changes without a shareholder vote, including changes to the contract of an existing investment adviser or the appointment of different or additional investment advisers.
Substantially Similar Investment Program.  The Board considered that the investment objectives, strategies, policies and risks of the Vanguard Fund are substantially similar to those of the Baillie Gifford Fund.

Future Growth of the Vanguard Fund.  The Board considered Baillie Gifford’s view that opportunities to grow assets due to The Vanguard Group’s retail distribution network and the relative size of The Vanguard Group should enable the Baillie Gifford Fund (as reorganized into the Vanguard Fund) to grow and achieve greater economies of scale.  The Board also considered that, to the extent that assets in the Baillie Gifford Fund (as reorganized into the Vanguard Fund) grow after joining The Vanguard Group as the result of investments by new shareholders, including retail shareholders, there would be a larger asset base over which expenses would be spread which may reduce expenses for existing shareholders.

Tax-Free Nature of the Reorganization.  The Board considered that it is expected that the Reorganization will be accomplished on a tax-free basis.  Accordingly, it is expected that shareholders will not realize any capital gains when Baillie Gifford Fund shares are exchanged for shares of the Vanguard Fund.  The Board noted Baillie Gifford’s statements that potentially required sales and repurchases of certain securities in some non-U.S. jurisdictions may result in the realization of capital gains or losses and that the Reorganization could result in the loss of the Baillie Gifford Fund’s ability to utilize existing capital losses in such jurisdictions.

Costs of the Reorganization.  The Baillie Gifford Board considered that the direct expenses of the Reorganization would not be borne by Baillie Gifford Fund shareholders nor would the brokerage expenses and certain other costs associated with any potentially required sale and repurchase of securities in certain non-U.S. jurisdictions to accomplish the Reorganization as described above.

HOW THE REORGANIZATION WILL BE ACCOMPLISHED

Agreement and Plan of Reorganization. The Agreement sets out the terms and conditions that will apply to the Reorganization (assuming that shareholders approve this proposal). For a complete description of the terms and conditions that will apply to the Reorganization, please see the Form of Agreement and Plan of Reorganization attached as Appendix A to this Proxy Statement/Prospectus.

Three steps to reorganize. If approved by shareholders, the Reorganization will be accomplished in a three-step process. First, the Baillie Gifford Fund will transfer all of its assets to the Vanguard Fund in exchange for shares of beneficial interest of the Vanguard Fund and the Vanguard Fund will assume all of the liabilities of the Baillie Gifford Fund. Second, and simultaneously with step one, the Baillie Gifford Fund will distribute such Vanguard Fund shares to its shareholders and the Vanguard Fund will open an account for each shareholder, crediting it with an amount of shares of the Vanguard Fund equal in value to the shares of the Baillie Gifford Fund owned by such holder at the time of the Reorganization. Third, the Baillie Gifford Fund will be liquidated and terminated as a series of Baillie Gifford Trust.

Effective as soon as practicable. If approved by shareholders, the Reorganization will take place as soon as practicable after all necessary regulatory approvals and other closing conditions are met or waived.  It is currently anticipated that the Reorganization will be accomplished by July 2022.

The Reorganization is Conditioned on Tax-Free Treatment at the Federal Level. It is anticipated that the Reorganization will have no direct U.S. federal income tax consequences for the Baillie Gifford Fund or its shareholders. The Reorganization will not proceed until this expectation is confirmed by an opinion of counsel, although there can be no guarantee that the IRS or a court would agree with such opinion. Following the Reorganization, from a U.S. federal income tax standpoint, the aggregate tax basis of the Vanguard Fund shares received by a shareholder is expected to be the same as the aggregate tax basis of the Baillie Gifford Fund shares that the shareholder exchanged. As described above, however, any potentially required sales and repurchases of certain securities in some non-U.S. jurisdictions would be expected to result in the realization of some capital gains or losses for the Baillie Gifford Fund, which may result in additional taxable distributions to shareholders of the Baillie Gifford Fund prior to the Reorganization and/or to shareholders of the Vanguard Fund following the Reorganization. Shareholders should consult their own tax adviser regarding the expected state, local and non-U.S. tax consequences of the Reorganization (if any). There is additional information about the U.S. federal income tax consequences of the Reorganization in the Form of Agreement and Plan of Reorganization. For additional detail, see the below section entitled “Certain U.S. Federal Income Tax Consequences of the Reorganization.”

COMPARING THE BAILLIE GIFFORD FUND AND THE VANGUARD FUND

Comparing Investment Objectives and Principal Investment Strategies. The Baillie Gifford Fund’s investment objective is to seek capital appreciation with an emphasis on investing in businesses that deliver positive change by contributing towards a more sustainable and inclusive world. The Vanguard Fund will have the same investment objective as the Baillie Gifford Fund. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

The Vanguard Fund’s principal investment strategies and non-fundamental investment policies are substantially similar to those of the Baillie Gifford Fund. One material difference in the Funds’ formal investment policies is that the Vanguard Fund has adopted an investment policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that Baillie Gifford determines contribute towards a more sustainable and inclusive world. The Baillie Gifford Fund has not adopted such a policy, but has a policy to invest, under normal circumstances, at least 80% of its net assets in equity securities. Baillie Gifford believes that the Vanguard Fund’s 80% Policy is consistent with the way the Baillie Gifford Fund is currently managed and that the Baillie Gifford Fund’s current portfolio comports with the 80% Policy. Baillie Gifford does not anticipate that the new 80% Policy will result in any material differences in the way the Vanguard Fund is managed as compared to the Baillie Gifford Fund.

Comparing Risk Factors. The Vanguard Fund is subject to substantially similar principal risk factors as the Baillie Gifford Fund because it has substantially similar investment strategies and policies and invests principally in the same types of securities. Like an investment in the Baillie Gifford Fund, an investment in the Vanguard Fund could lose money over short or even long periods, and the entire amount invested could be lost. There can be no assurance that the Vanguard Fund’s investment objective or strategies will be achieved, and results may vary substantially over time.

There are some differences in how the Baillie Gifford Fund and the Vanguard Fund describe each Fund’s primary risks. Both Funds disclose the following risks: Investment Style, Manager, or Long-Term Investment Strategy Risk; Non-Diversification Risk; Impact Risk; Currency Risk; Emerging Markets Risk; Equity Securities, Market, or Stock Market Risk; Focused Investment or Asset Concentration Risk; Non-U.S. Investment or Country/Regional Risk; and Socially Responsible or ESG Investing Risk. The Baillie Gifford Fund’s prospectus currently includes a number of distinct risk factors that are not included in the Vanguard Fund’s prospectus. These risk factors are identified in the table below, along with a description of the Vanguard Fund’s approach to each risk factor.

Baillie Gifford Fund Risk	Vanguard Fund Disclosure
Growth Stock Risk	The Vanguard Fund believes that the risks of investing in growth stocks are covered under its Stock Market Risk and Investment Style Risk.
Asia Risk	The Vanguard Fund, similar to the Baillie Gifford Fund, anticipates investing a small percentage of its portfolio in Asian securities. The Vanguard Fund believes that the risks of investing in Asian securities

Baillie Gifford Fund Risk	Vanguard Fund Disclosure
are disclosed under its Country/Regional Risk. Further information about the risks of investing in certain Asian countries can be found in the Vanguard Fund’s SAI.
Conflicts of Interest Risk
In line with the SEC’s focus on providing investors streamlined information and in accordance with the requirements of Form N-1A, the Vanguard Fund provides information on the potential conflicts of interest in its SAI.

Frontier Markets Risk	The Vanguard Fund’s Emerging and Frontier Markets Risk addresses the risks of both emerging and frontier markets.
Government and Regulatory Risk
The Country/Regional Risk and Emerging and Frontier Markets Risk in the Vanguard Fund address the risks associated with non-U.S. governments and regulatory authorities. The Vanguard Fund’s SAI provides more information on the risks related to government and regulatory authorities in the U.S.

Information Technology Risk	In line with the SEC’s efforts to provide streamlined disclosure for investors, the Vanguard Fund provides information about this risk in its SAI.
IPO Risk
Because IPOs are not part of the Vanguard Fund’s principal investment strategy and they present many of the same risks as other investments in publicly traded companies, the Vanguard Fund does view IPO risk as a principal investment risk.

Japan Risk
The Vanguard Fund, similar to the Baillie Gifford Fund, anticipates investing a small percentage of its portfolio in Japanese securities. Additionally, the Vanguard Fund believes the risks of investing in Japanese securities are covered generally under the Vanguard Fund’s Country/Regional Risk.

Large-Capitalization Securities Risk
The Vanguard Fund does not have a separate risk related to large-capitalization securities. The risks of investing in large-capitalization securities are addressed under the Vanguard Fund’s Investment Style Risk.

Liquidity Risk
The Vanguard Fund, similar to the Baillie Gifford Fund, does not anticipate that it will invest substantially in illiquid investments, and does not view liquidity risk as a principal investment risk. The risks related to investing in restricted and/or illiquid investments are disclosed in the Vanguard Fund’s SAI.

Market Disruption and Geopolitical Risk	In line with the SEC’s efforts to provide streamlined disclosure for investors, the Vanguard Fund provides information about this risk in its SAI.
Service Provider Risk	In line with the SEC’s efforts to provide streamlined disclosure for investors, the Vanguard Fund provides information about this risk in its SAI.
Settlement Risk	The risks related to the clearance and settlement of non-U.S. securities is addressed under the Vanguard Fund’s Emerging and Frontier Markets Risk.

Baillie Gifford Fund Risk	Vanguard Fund Disclosure
Small- and Mid-Capitalization Risk
The Vanguard Fund does not have a separate risk related to small- and mid-capitalization securities. This risks of investing in small- and mid-capitalization securities are addressed under the Vanguard Fund’s Investment Style Risk.

Valuation Risk
The Vanguard Fund discloses information about its fair valuation procedures in its statutory prospectus. As the Vanguard Fund, similar to the Baillie Gifford Fund, intends to invest largely in securities that will not require fair valuation under the normal course, the Vanguard Fund does not disclose this as a principal risk of the Vanguard Fund.

Additional information about the investment objectives, principal investment strategies and risks of the Vanguard Fund can be found in the Vanguard Fund’s prospectus, which is enclosed with this Proxy Statement/Prospectus.

Comparing Fundamental Investment Restrictions. The 1940 Act requires, and Baillie Gifford Fund and the Vanguard Fund have, fundamental investment restrictions relating to borrowing, issuing senior securities, underwriting, investing in real estate, investing in physical commodities, making loans, and concentrating in particular industries. Fundamental investment restrictions of a fund cannot be changed without shareholder approval. The Baillie Gifford Fund and the Vanguard Fund have substantially similar fundamental investment restrictions, except as noted below.

Fundamental Investment Restriction Regarding Commodities. The Baillie Gifford Fund currently has a fundamental restriction that provides that the Baillie Gifford Fund will not invest in commodities, except that the Fund may invest in financial futures contracts and options thereon, and options on currencies. For the purposes of that fundamental restriction, all swap agreements and other derivative instruments that were not classified as commodity interests or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts. The Vanguard Fund’s fundamental restriction states that the Vanguard Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Vanguard Fund. The Vanguard Fund fundamental policy permits the Vanguard Fund to invest in the same types of investments as the Baillie Gifford Fund, but provides the Vanguard Fund with greater flexibility in the event that the laws governing a fund’s investment in commodities change without requiring the Vanguard Fund to seek shareholder approval.

Fundamental Restriction Regarding Lending. Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to the loan of cash, the term “loan” under the 1940 Act may, under certain circumstances, be deemed to include certain transactions and investment-related practices, including lending of portfolio securities, the purchase of certain debt instruments and entering into repurchase agreements. The current Baillie Gifford Fund’s fundamental restriction provides that the Fund will not make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements, and/or the making of loans of portfolio securities consistent with the Fund’s investment objectives and policies. For the purpose of that restriction, the short-term deposit of cash or other liquid assets of the Fund in one or more interest-bearing accounts shall not be deemed to be a loan to others. The Vanguard Fund has a fundamental investment restriction which provides that the Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund. The fundamental restrictions regarding lending of the Baillie Gifford Fund and the Vanguard Fund are not materially different; however, the Vanguard Fund’s fundamental restriction provides more flexibility in the event that the laws governing a fund’s lending practices change without seeking shareholder approval.

Both the Baillie Gifford Fund and Vanguard Fund may be subject to other investment restrictions that are not identified above. The full list of the Baillie Gifford Fund’s and Vanguard Fund’s investment restrictions may be found in their respective SAIs. See the cover page of this Proxy Statement/Prospectus for a description of how you can obtain a copy of the Funds’ SAIs.
Comparing Fund Performance (all Baillie Gifford Fund)

If the Reorganization is approved, the Vanguard Fund will assume and continue the performance history of the Baillie Gifford Fund.  The Vanguard Fund has no performance history because it has not yet commenced operations as of the date of this Proxy Statement/Prospectus. For more information about performance, see the “Performance” section of the Baillie Gifford Fund Prospectus, which is incorporated herein by reference.

Comparing Shareholder Fees and Fund Expenses. The tables below allow Baillie Gifford Fund Shareholders to compare the sales charges, management fees and expense ratios of the Baillie Gifford Fund with the Vanguard Fund and to analyze the estimated expenses that the Vanguard Fund expects to bear following the Reorganization. Annual Fund Operating Expenses include management fees, administrative costs, sub-transfer agency expenses, and distribution and administrative services fees, if applicable, including pricing and custody services. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. For the Vanguard Fund, Annual Fund Operating Expenses (and related Example Expenses) are presented on a pro forma combined basis.

Shareholder Fees (fees paid directly from your investment)

	Baillie Gifford Fund		Vanguard Fund
	Class K Shares	Institutional Class Shares	Investor Shares
Sales Charge (Load) Imposed on Purchases	None	None	None
Purchase Fee	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Account Service Fee Per Year (for certain fund account balances below $10,000)	None	None	$20

The table set forth below compares the expenses the Baillie Gifford Fund expects to incur in its current fiscal year and the estimated expenses of the Vanguard Fund for the first full year after the Reorganization is consummated (assuming current asset levels of the Baillie Gifford Fund remain the same).

	Current Fees and Expenses Baillie Gifford Fund Class K Shares	Current Fees and Expenses Baillie Gifford Fund Institutional Class Shares	Estimated Expenses Vanguard Fund Investor Shares	Pro Forma Expenses as of the Reorganization Date Vanguard Fund Investor Shares
Management Fees	0.50%(1)	0.50%(1)	0.55%(4)	0.55%(4)
12b-1 Distribution Fee	None	None	None	None
Other Expenses	0.20%	0.27%	0.04%	0.04%

Total Annual Fund Operating Expenses	0.70%	0.77%	0.59%	0.59%
Fee Waiver and/or Expense Reimbursement	(0.05)%(2)	(0.05)%(2)	N/A	N/A
Net Expenses	0.65%	0.72%(3)	0.59%	0.59%

(1)	The Baillie Gifford Fund Management Fee consists of a 0.33% Advisory Fee and a 0.17% Administration and Supervisory Fee paid by the Baillie Gifford Fund to Baillie Gifford.
(2)
Baillie Gifford has contractually agreed to waive its fees and/or bear Other Expenses of the Baillie Gifford Fund until April 30, 2023 to the extent that the Fund’s Total Annual Operating Expenses (excluding taxes, sub-accounting expenses and extraordinary expenses) exceed 0.65% for Class K and Institutional Class shares. This contractual agreement may only be terminated by the Baillie Gifford Trust Board of Trustees.

(3)	Expenses after waiver/reimbursement exceed 0.65% for Institutional Class due to sub-accounting expenses of 0.07%.
(4)	The Vanguard Fund Management Fee consists of a 0.45% Advisory Fee paid by the Vanguard Fund to Baillie Gifford and a 0.10% Administration Fee paid by the Vanguard Fund to Vanguard.

Example

   The following Example is intended to help you compare the cost of investing in the Baillie Gifford Fund and the Vanguard Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and that you redeem your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, that each Fund’s operating expenses remain the same and that all dividends and distributions are reinvested. With respect to the Baillie Gifford Fund, the example below also applies any contractual expense waivers and/or expense reimbursements to the first year of each period listed in the table. Although your actual costs and returns might be different based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Baillie Gifford Fund – Class K	$66	$219	$385	$866
Baillie Gifford Fund – Institutional Class	$74	$241	$423	$949
Vanguard Fund – Investor Shares	$60	$190	$331	$743

THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

Comparison of Portfolio Turnover
The Baillie Gifford Fund’s portfolio turnover for its most recent fiscal year ended December 31, 2021 was 28%.
The Vanguard Fund has not commenced operations as of the date of this Proxy Statement/Prospectus; however, it is anticipated that the Vanguard Fund’s portfolio turnover rate will likely be similar to that of the Baillie Gifford Fund.

The Reorganization will have no impact on the net asset value per share (“NAV”) of the Baillie Gifford Fund. As indicated below, the Reorganization will not cause the Baillie Gifford Fund’s share price to go up or down, and each shareholder will own an amount of Investor Shares of the Vanguard Fund equal in value to the Class K or Institutional Class shares of the Baillie Gifford Fund owned by such holder at the time of the Reorganization. Any declared but undistributed dividends or capital gains will carry over in the Reorganization.

The following table shows the capitalization of the Baillie Gifford Fund and the Vanguard Fund as of April 20, 2022 and the capitalization of the Vanguard Fund on a pro-forma basis as of that date after giving effect to the Reorganization. The following are examples of the number of Class K and Institutional Class shares of the Baillie Gifford Fund that would be exchanged for the Investor Shares of the Vanguard Fund if the Reorganization shown had been consummated on April 20, 2022, and do not reflect the number of such shares or the value of such shares that would actually be received if the Reorganization occurs. Amounts in the tables are in thousands, except for net asset value per share.

 CAPITALIZATION TABLE
(UNAUDITED)

	Baillie Gifford Positive Change Equities Fund	Vanguard Baillie Gifford Global Positive Impact Stock Fund	Pro Forma Adjustments[1]	Pro forma Capitalization as of the Record Date
Total Net Assets as of the Record Date
Class K	$100,298,017	N/A		N/A
Institutional Class	$69,479,309	N/A		N/A
Investor Shares	N/A	$0	N/A	$169,777,326
Total Number of Shares Outstanding on the Record Date
Class K	5,053,855	N/A		N/A
Institutional Class	3,507,535	N/A		N/A
Investor Shares	N/A	0	9,506	8,570,896
NAV on the Record Date
Class K	$19.85	N/A		N/A
Institutional Class	$19.81	N/A		N/A
Investor Shares	N/A	$0	N/A	$19.81
1 Pro forma adjustments represent the net change in shares outstanding pursuant to the Reorganization.
Comparing Trustees. As previously discussed, the Baillie Gifford Fund will be reorganized into newly created series of the Vanguard Trust if shareholders approve the Reorganization. Information on the trustees of the Vanguard Trust appears in the Vanguard Fund’s SAI. Following the Reorganization, the

Board of Trustees of the Baillie Gifford Trust will have no oversight over, or other involvement with, the Vanguard Fund.

Comparing Independent Registered Public Accounting Firms. Cohen & Company, Ltd. is the independent registered public accounting firm for the Baillie Gifford Fund. PricewaterhouseCoopers LLP is expected to serve as the independent registered public accounting firm for the Vanguard Fund, and currently serves in that capacity for all other Vanguard funds. In this role, PricewaterhouseCoopers LLP audits and certifies the financial statements of all Vanguard funds. PricewaterhouseCoopers LLP also reviews the Annual Reports to Shareholders of the Vanguard funds and their filings with the SEC. Neither PricewaterhouseCoopers LLP nor any of its partners have any direct or material indirect financial interest in the Vanguard funds.

Organization. The Vanguard Fund is a series of a trust organized as a Delaware statutory trust. The Baillie Gifford Fund is a series of a trust organized as a Massachusetts business trust.

	Vanguard Trust (Delaware Statutory Trust)	Baillie Gifford Trust (Massachusetts Business Trust)
Shareholder Liability
Shareholders are protected from liability under Delaware statutory law, which provides that shareholders of a Delaware statutory trust have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the state of Delaware. In addition, any shareholder or former shareholder exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder, and not because of his acts or omissions, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) will be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains express disclaimers of shareholder liability.

Indemnification of Shareholders
Under Delaware law, any shareholder or former shareholder exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder, and not because of his acts or omissions, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) will be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular Series or Class and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Series (or attributable to the Class) of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

Vanguard Trust (Delaware Statutory Trust)	Baillie Gifford Trust (Massachusetts Business Trust)
Shareholder Voting Rights
Shareholders have only the right to vote (i) for the election or removal of Trustees as provided in the Declaration of Trust, and (ii) with respect to such additional matters relating to the Vanguard Trust as may be required by the applicable provisions of the 1940 Act, and (iii) on such other matters as the Trustees may consider necessary or desirable.  Shares may be voted in person or by proxy or in any manner authorized by the Trustees. All shares entitled to vote on a matter shall vote without differentiation between the separate series; provided however, if a matter to be voted on affects only the interests of one or more but not all series (or one or more but not all of a class of a series), then only the shareholders of such affected Series (or class) shall be entitled to vote on the matter. Each shareholder shall have one vote for each dollar (and a fractional vote for each fractional dollar) of the net asset value of each share (including fractional shares) held by such shareholder on the record date set pursuant to the By-Laws.  There is no cumulative voting in the election of Trustees.

The Shareholders shall have power to vote, to the extent and as provided in the Declaration of Trust, (i) only for the election and removal of Trustees; (ii) with respect to any amendment of the Declaration of Trust; (iii) to the same extent as stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Baillie Gifford Trust or its shareholders; (iv) with respect to the termination of the Baillie Gifford Trust or any series or class; (v) to remove Trustees from office; or (vi) with respect to such additional matters relating to the Baillie Gifford Trust as required by its Declaration of Trust, By-Laws, or any registration of the Baillie Gifford Trust with the SEC or any state, or as the Baillie Gifford Board may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares may be voted in person or by proxy. There shall be no cumulative voting in the election of Trustees.

Shareholder Meetings
The Vanguard Trust is not required to hold annual meetings of shareholders unless the 1940 Act requires the election of Trustees to be acted upon. Special meetings of the Shareholders may be called at any time by the chairman, or president, or by the Board of Trustees.

The Baillie Gifford Trust is not required to hold annual meetings of shareholders. Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust or by the By-Laws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable.

Shareholder Quorum
Except when a larger quorum is required by the 1940 Act or the Declaration of Trust, thirty-three and one-third percent (33 1/3%) of the total combined net asset value of all shares issued and outstanding and entitled to vote constitutes a quorum at a shareholders’ meeting. Either the chairman of the meeting (without a shareholder vote) or the holders of a majority of the votes present in person or by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.
Except when a larger quorum is required by law, by the By-Laws or by the Declaration of Trust, 40% of the shares entitled to vote shall constitute a quorum at a shareholders’ meeting. When any one or more series or classes is to vote as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 40% of the shares of each such class entitled to vote shall constitute a quorum at a shareholders’ meeting of that class. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further

Vanguard Trust (Delaware Statutory Trust)	Baillie Gifford Trust (Massachusetts Business Trust)

notice. When a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of the Declaration of Trust or the By-Laws or by law.

Shareholder Meeting Demand Procedure
Special meetings of the shareholders shall be called by the secretary of the Vanguard Trust upon written request of the holders of shares entitled to cast not less than twenty percent of all the votes entitled to be cast at such meeting provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, (b) the shareholders requesting such meeting shall have paid to the Vanguard Trust the reasonable estimated cost of preparing and mailing the notice thereof, which the secretary shall determine and specify to such shareholders, and (c) the shareholders requesting such meeting must provide ninety (90) days advance notice of business to be brought to a vote at a shareholder meeting and for nomination of directors, unless such notice runs counter to the proxy rules under the Securities Exchange Act of 1934.

Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares having a net asset value of at least 1 per centum of the outstanding shares, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (a) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Baillie Gifford Trust; or (b) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of transmitting to them the proposed communication and form of request.

Number of Authorized Shares and Par Value
The beneficial interest in the Vanguard Trust shall at all times be divided into an unlimited number of shares, with a par value of $ .001 per share unless the Trustees shall designate another par value.

The beneficial interest in the Baillie Gifford Trust shall at all times be divided into an unlimited number of Shares, without par value.
Preemptive Rights	Shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Vanguard Trust or any series.	Shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Baillie Gifford Trust.
Trustee Power to Amend Organizational Document	Subject to any requirements under the 1940 Act requiring shareholder approval of an amendment to the Declaration of Trust, the Trustees may, without shareholder vote or approval, amend the Declaration of Trust. Unless otherwise provided by the Trustees, any such amendment will be effective (i) upon the adoption by a majority of the Trustees then holding office of a resolution specifying the amendment, supplemental agreement or amendment and restatement or (ii) upon the execution in writing of an instrument signed by a majority of the Trustees then holding office specifying the amendment, supplemental agreement or amended and restated trust instrument. Notwithstanding the above, if shares have been issued, shareholder approval shall be	The Baillie Gifford Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of a majority of the shares entitled to vote with respect to such amendment, except that amendments described in Article III, Section 5 and 6 or having the purpose of changing the name of the Trust or of any series or class of shares or of supplying any omission, curing any ambiguity or curing, correcting, or supplementing any defective or inconsistent provision contained in the Declaration of Trust shall not require authorization by shareholder vote. Notwithstanding the above, the Trustees shall have the power to amend the Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine

Vanguard Trust (Delaware Statutory Trust)	Baillie Gifford Trust (Massachusetts Business Trust)

required to adopt any amendments to the Declaration of Trust which would adversely affect to a material degree the rights and preferences of the shares of any series (or class) or to increase or decrease the par value of the shares of any series (or class).

in their sole discretion, without the need for shareholder action, so as to add, delete, replace, or otherwise modify any provisions relating to the shares contained in this Declaration of Trust for the purpose of (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, not or hereafter applicable to the Baillie Gifford Trust, or (ii) designating and establishing series or classes, provided that before adopting any such amendment without shareholder approval, the Trustees shall determine that it is consistent with the fair and equitable treatment of all shareholders.

Indemnification of Trustees and Officers
The Vanguard Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an Trustee or Officer of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an Trustee or Officer of the Trust, that his conduct was in the Trust's best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order or settlement shall not of itself create a presumption that the person did not meet the requisite standard of conduct set forth in this Section. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in the Vanguard Trust’s Declaration of Trust.

The Baillie Gifford Trust shall indemnify each of its Trustees and officers (each hereafter referred to as a “Covered Person”) against any and all liabilities and expenses actually and reasonably incurred by the Covered Person in any Proceeding in which the Covered Person may be or may have been involved as a party or otherwise or with which the Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a trustee of the Trust or by reason of his or her being or having been a Covered Person, except with respect to any matter as to which the Covered Person shall have been finally adjudicated in a decision on the merits in a relevant Proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and except that the Covered Person shall not be indemnified against any liability to the Trust to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  The Trust may, by written agreement, undertake to cause certain expenses incurred by any such Covered Person to be paid from time to time by the Trust in advance of the final disposition of any such Proceeding in accordance with guidance issued by the Securities and Exchange Commission and as described in the applicable Indemnification Agreement.

Liability of the Trustees	A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in Article VII of the Vanguard Trust’s Declaration of	The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for

Vanguard Trust (Delaware Statutory Trust)	Baillie Gifford Trust (Massachusetts Business Trust)

Trust, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the By-Laws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's or officer's performance of his or her duties as a Trustee or officer of the Trust.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Termination of a Fund
Unless terminated as provided in the Vanguard Trust’s Declaration of Trust, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees upon 60 days prior written notice to the Shareholders. Any Series of Shares may be dissolved at any time by the Trustees upon 60 days prior written notice to the Shareholders of such Series. Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series and each class thereof.

Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of at least 66-2/3% of the Shares of each Series entitled to vote and voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series or class may be terminated at any time by vote of at least 66-2/3% of the Shares of that Series or class, or by the Trustees by written notice to the Shareholders of that Series or class.

Mergers and Reorganizations	The Trustees may, without shareholder approval unless such approval is required by the 1940 Act, as provided for in the Vanguard Trust’s Declaration of Trust: (i) cause the Trust to convert or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities; (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; (iii) cause the Trust to
The Trustees may cause the Trust, or any one or more series of the Trust, to be merged into or consolidated with another trust, series, partnership, corporation or company or its shares exchanged under or pursuant to any state or federal statute, if any, or otherwise to the extent permitted by law; provided that in all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation.

Vanguard Trust (Delaware Statutory Trust)	Baillie Gifford Trust (Massachusetts Business Trust)

incorporate under the laws of a state, commonwealth, possession or colony of the United States;  (iv) sell or convey all or substantially all of the assets of the Trust or any series or class to another Series or Class of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity; or (v) at any time, sell or convert into money all or any part of the assets of the Trust or any series or class thereof.

Derivative Actions
 In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

(a) The Shareholder or Shareholders must make a pre- suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; (b) Shareholders eligible to bring such derivative action under the Delaware Act who collectively hold at least 10% of the outstanding Shares of the Trust, or who collectively hold at least 10% of the outstanding Shares of the Series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (c) the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim and shall require an undertaking by Shareholders making such request to reimburse the Trust for certain expenses in the event the Trustees do not bring such action.

These requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.

No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf or for the benefit of the Trust or any Series without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or Series would otherwise result….Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their sole business judgment and shall be binding upon the Shareholders, and no court action, proceeding or suit shall be brought or maintained after a decision to reject such a demand.

Description of Securities to be Issued. Full and fractional shares of the Vanguard Fund will be issued to Baillie Gifford Fund shareholders in accordance with the procedures set forth in the Agreement and Plan of Reorganization. If the Baillie Gifford Fund shareholders approve the Reorganization, holders of shares of the Class K and Institutional Class of the Baillie Gifford Fund will receive Investor Shares of the Vanguard Fund.

Comparing Service Providers. The Baillie Gifford Fund and the Vanguard Fund use different service providers. There are no material differences in the types of services provided by the Baillie Gifford Fund service providers and the Vanguard Fund service providers. The following table identifies the principal service providers that service the Baillie Gifford Fund and the Vanguard Fund. See “Investment Advisory Arrangements” below for a comparison of the investment advisory arrangements of the Baillie Gifford Fund and the Vanguard Fund.

	Baillie Gifford Fund	Vanguard Fund
Investment Advisor	Baillie Gifford Overseas Limited	Baillie Gifford Overseas Limited
Administrator	Bank of New York Mellon	The Vanguard Group, Inc.
Transfer Agent	BNY Mellon Investment Servicing (U.S.) Inc.	The Vanguard Group, Inc.
Custodian	Bank of New York Mellon	Bank of New York Mellon
Distributor	Baillie Gifford Fund Services LLC	Vanguard Marketing Corporation

Comparing Purchase, Redemption, and Exchange Information. After the Reorganization, the Baillie Gifford Fund (as reorganized into the Vanguard Fund) will continue to be sold to individuals and institutional investors. The chart below highlights the purchase, redemption and exchange features of the Baillie Gifford Fund as compared to such features of the Vanguard Fund.

	Baillie Gifford Fund – Class K	Baillie Gifford Fund – Institutional Class	Vanguard Fund – Investor Shares
Availability	Limited to institutional and other investors, as described below, that do not require or receive sub-accounting or recordkeeping payments from the Baillie Gifford Fund.
Available to certain banks, broker-dealers and other financial intermediaries, employer-sponsored retirement plans and other similar entities that require sub-accounting, sub-transfer agency, shareholder servicing payments, and/or recordkeeping payments from the Fund for some or all of their underlying investors.
Financial intermediaries, institutional clients, and Vanguard-advised clients may be subject to special eligibility rules. Please contact Vanguard or your financial intermediary for more information.
Minimum initial purchase/additional investment	$10 million/none	None/none	$3,000/1 Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them.
Purchases	Through your financial intermediary, by making an email request to the Baillie Gifford Fund’s transfer agent	Through your financial intermediary	Online through Vanguard’s website, by mail, by telephone, or through your financial intermediary
Redemptions	Through your intermediary or by making an email request to the Baillie Gifford Fund’s transfer agent	Through your financial intermediary	Online through Vanguard’s website, by mail, by telephone, or through your financial intermediary
Exchange Privileges	By submitting a request to your intermediary or the Baillie Gifford Fund’s transfer agent. Exchanges	By submitting a request to your intermediary or Baillie Gifford. Exchanges are treated as a sale of fund	Online through Vanguard’s website, by mail, by telephone. Exchanges are treated

are treated as a sale of fund shares and a purchase of fund shares for U.S. federal tax purposes	shares and a purchase of fund shares for U.S. federal tax purposes	as a sale of fund shares and a purchase of fund shares for U.S. federal tax purposes

The Baillie Gifford Fund calculates its NAV at the scheduled close of unrestricted trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) on any day on which the New York Stock Exchange is open for unrestricted trading. Similarly, the Vanguard Fund calculates its NAV as of the close of regular trading on the New York Stock Exchange on each day that the New York Stock Exchange is open for business.

Comparing Dividend and Distribution Policies and Fiscal Years.  The Vanguard Fund, like the Baillie Gifford Fund, will distribute to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any net short-term or long-term capital gains realized from the sale of its holdings. Distributions generally occur in December. From time to time the Vanguard Fund may also make distributions that are treated as a return of capital (i.e., a portion of an investor’s original investment amount, or capital, being returned to the investor). You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Vanguard Fund. Distributions may be taxed as ordinary income or capital gains. The Vanguard Fund, like the Baillie Gifford Fund, will have a fiscal year end of December 31.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Baillie Gifford Fund shares through a broker-dealer or other Financial Intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information. The Vanguard Fund does not pay financial intermediaries for sales of Fund shares.

Frequent or Short-Term Trading Policies. The Baillie Gifford Fund and the Vanguard Fund each have policies and procedures to discourage excessive or short-term trading. Each Fund reserves the right to eliminate the aforementioned exchange privilege, or otherwise reject or limit any order to purchase shares, if, in the Fund's judgment, the Fund would potentially be adversely affected by such exchanges. A further description of each Fund's policies related to deterring excessive short term trading activity can be found in their respective Prospectuses.

Additional Information.  The Vanguard Fund’s Bylaws require, unless the Vanguard Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933.  This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.  The Baillie Gifford Fund does not have a similar requirement.

III. INVESTMENT ADVISORY ARRANGEMENTS

Baillie Gifford currently manages the Baillie Gifford Fund. Similarly, if the Reorganization is approved by shareholders, Baillie Gifford will manage the Vanguard Fund, subject to the supervision and oversight of Vanguard and the Vanguard Fund’s Board of Trustees. The same portfolio managers that manage the Baillie Gifford Fund currently will serve as portfolio managers of the Vanguard Fund.

Baillie Gifford Overseas Limited. The Baillie Gifford Fund’s adviser, Baillie Gifford Overseas Limited, will serve as adviser to the Vanguard Fund if shareholders approve the Reorganization. Baillie Gifford’s address is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland. As of February 28, 2022, Baillie Gifford served as investment adviser for approximately $369B in assets.

Kate Fox joined Baillie Gifford in 2002 and became a Partner of Baillie Gifford & Co in 2020. She is a portfolio manager and decision maker for the Positive Change strategy. Ms. Fox is a CFA Charterholder and graduated MA in Economics and Maths from the University of Edinburgh in 2001. Ms. Fox has worked in investment management since 2002, has managed assets with Baillie Gifford since 2007, and has co-managed the Baillie Gifford Fund since its inception in 2017.

Lee Qian joined Baillie Gifford in 2012 and is a portfolio manager and decision maker for the Positive Change strategy. He is a CFA Charterholder. Mr. Qian graduated BA (Hons) in Economics and Management from the University of Oxford in 2012. Mr. Qian has worked in investment management since 2012, has managed assets with Baillie Gifford since 2017, and has co-managed the Baillie Gifford Fund since its inception in 2017.

If the Reorganization is approved by shareholders, Ms. Fox and Mr. Qian will be the co-managers primarily responsible for the day-to-day management of the Vanguard Fund.

Comparing Investment Advisory Agreements.  A description of the terms of the current agreement for the Baillie Gifford Fund and the arrangement for the Vanguard Fund is set forth below.

1.	Current Management Agreement between the Baillie Gifford Fund and Baillie Gifford (“Baillie Gifford Agreement”)

Investment Advisory Fees

The Baillie Gifford Agreement provides that the Baillie Gifford Fund will pay, as compensation to Baillie Gifford for its investment advisory services to the Baillie Gifford Fund, a quarterly fee of 0.33% of the Baillie Gifford Fund’s average daily net assets up to $2 billion, 0.29% of the Baillie Gifford Fund’s average daily net assets over $2 billion and up to $5 billion, and 0.27% of the Baillie Gifford Fund’s average daily net assets over $5 billion.

Duration

Initially, the Baillie Gifford Agreement continued in effect for two years. Subsequently, the Baillie Gifford Agreement continues in successive annual periods, provided that such annual periods are approved annually (i) by either the Trustees of the Baillie Gifford Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Baillie Gifford Fund, and, in either event, (ii) by vote of a majority of the Trustees of the Baillie Gifford Trust who are not parties to the Baillie Gifford Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Selection of Brokers

The Baillie Gifford Agreement provides that Baillie Gifford will place on behalf of the Baillie Gifford Fund all orders for the purchase and sale of the Baillie Gifford Fund’s securities.

Termination

The Baillie Gifford Agreement may be terminated at any time by (1) vote of a majority of the outstanding shares of the Baillie Gifford Fund or a majority of the entire Baillie Gifford Trust Board of Trustees on 60 days’ written notice to Baillie Gifford, or (3) Baillie Gifford on 60 days’ written notice to the Baillie Gifford Trust.

Liability of Baillie Gifford

The Baillie Gifford Agreement provides that, Baillie Gifford shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Baillie Gifford Fund in connection with any investment policy or the purchase, sale, or retention of any security on the recommendation of Baillie Gifford; provided, however, that nothing herein contained shall be construed to protect Baillie Gifford against any liability to the Baillie Gifford by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Baillie Gifford Agreement.

2.	Proposed Investment Advisory Agreement between the Vanguard Fund and Baillie Gifford (“Proposed Vanguard Agreement”)

Investment Advisory Fees

The Proposed Vanguard Agreement contemplates compensating Baillie Gifford with an advisory fee for each fiscal quarter of the Vanguard Fund.  The fee is calculated by multiplying the advisory fee rate by the average daily net assets of the Vanguard Fund during such fiscal quarter, and dividing the result by four. The Vanguard Fund’s fiscal quarter ends are the months ending March, June, September, and December.

Delegation of Duties to a Sub-adviser

The Proposed Vanguard Agreement does not have a provision which would permit Baillie Gifford to delegate its duties under the Proposed Vanguard Agreement.

Duration

Initially, the Proposed Vanguard Agreement will continue in effect for two years. Subsequently, the Proposed Vanguard Agreement will continue in successive annual periods, provided that the Proposed Vanguard Agreement is approved annually by (1) the Board of Trustees of the Vanguard Fund, including a majority of the independent Trustees or (2) a majority of outstanding voting securities of the Vanguard Fund.

Selection of Brokers

The Proposed Vanguard Agreement provides that Baillie Gifford may select the brokers or dealers that will execute purchases and sales of securities of the Vanguard Fund.

Termination

The Proposed Vanguard Agreement may be terminated at any time by (1) a vote of the Board of Trustees of the Vanguard Trust or (2) a majority of the outstanding voting securities of the Vanguard Fund, both (1) and (2) on 30 days’ written notice to Baillie Gifford, or (3) Baillie Gifford on 90 days’ written notice to the Vanguard Trust.  The Proposed Vanguard Agreement will terminate automatically in the event of its assignment.

Liability of Baillie Gifford

The Proposed Vanguard Agreement provides that Baillie Gifford will be liable to the Vanguard Fund or its shareholders because of willful misfeasance, bad faith, or negligence in the performance of its duties pursuant to the Proposed Vanguard Agreement or the reckless disregard of its obligations pursuant to the Proposed Vanguard Agreement.  It also provides that Baillie Gifford will indemnify Vanguard for certain damages that arise as a result of (i) Baillie Gifford’s breach of its representations and warranties or (ii) any untrue statement of material fact in Baillie Gifford’s active impact report or the omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading that arises from Baillie Gifford’s negligence or willful misconduct.

The following table shows on a comparative basis for the fiscal year ended December 31, 2021, the investment advisory fees payable under the Baillie Gifford Fund fee schedule and the investment advisory fees (presented on a pro forma basis) that would have been paid to Baillie Gifford had the Vanguard Fund fee schedule been in place for the same period.

Gross Investment Advisory Fee for Fiscal Year Ended December 31, 2021	Pro forma Investment Advisory Fees for Fiscal Year December 31, 2021
$512,236*	$699,040
*    Pursuant to the Expense Limitation Agreement, Baillie Gifford waived $73,506 in advisory fees, resulting in net advisory fees of $438,730 owed by the Baillie Gifford Fund during the period.

Future Changes to Vanguard Fund’s Advisory Arrangements. Under the terms of an SEC exemption, the Vanguard Fund’s Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Vanguard Fund’s advisory arrangements will be communicated to shareholders in writing. In addition, as the Vanguard Fund’s sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Vanguard Fund at any time. Vanguard may also recommend to the board of trustees that an adviser be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

IV. ADDITIONAL INFORMATION ABOUT VANGUARD BAILLIE GIFFORD GLOBAL POSITIVE IMPACT STOCK FUND

This section sets forth additional information about the Vanguard Fund, including information regarding its investment program and expected advisory arrangements, considerations regarding dividends, capital gains, and taxes, the determination of its share price, and account related options. References to  “us,”  “we “ or  “our “ refer to Vanguard or the Vanguard Fund, as applicable. Reference to “you” or “your” refer to shareholders of the Vanguard Fund.

The Vanguard Fund and Vanguard

The Vanguard Fund is a member of The Vanguard Group a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.  As of February 28, 2022, Vanguard served as advisor for approximately $8T in assets.  The Vanguard Group is located at P.O. Box 2600, Valley Forge, PA 19482-6200.

Vanguard provides marketing services to the Vanguard funds through Vanguard Marketing Corporation, its wholly owned subsidiary. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Vanguard is a subsidiary jointly owned by the Vanguard Fund and other Vanguard funds.  Vanguard provides virtually all of the corporate management, administrative, and distribution services to the Vanguard funds.  Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard’s oversight.  Vanguard also provides investment advisory services to many of the Vanguard funds.

Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Vanguard funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund (other than a fund of funds) pays its share of Vanguard’s total expense, which are allocated among the funds under methods approved by the board of trustees of each Vanguard fund. In addition, each Vanguard fund bears its own direct expenses, such as legal, auditing and custodial fees.

All of these services are provided at Vanguard’s total cost of operations pursuant to the Funds’ Service Agreement.  Vanguard was established and operates under the Funds’ Service Agreement which provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard.  The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

Financial Highlights

The Vanguard Fund has not commenced operations and, therefore, does not have financial highlights.

The Baillie Gifford Fund Prospectus contains additional information for the Baillie Gifford Fund, including the Baillie Gifford Fund’s financial performance for the past three years under the heading, “Financial Highlights,” which is incorporated by reference herein.  This financial information and the notes thereto have been audited by Cohen & Company, Ltd, the independent registered public accounting firm for the Baillie Gifford Fund, whose report thereon is included in Baillie Gifford Fund’s annual report to shareholders for the fiscal year ended December 31, 2021. Certain sections of the Baillie Gifford Fund’s most recent annual report are incorporated by reference into the SAI relating to this Proxy Statement/Prospectus.

V. CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION
The following is a general summary of the certain U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and non-U.S. tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in tax-advantaged accounts.
The Baillie Gifford Fund has elected to be treated as, and qualified since its inception as a “regulated investment company” under Subchapter M of the Code and the Vanguard Fund intends to elect to be treated, and to qualify, as a “regulated investment company” under Subchapter M of the Code for its taxable year that includes the Closing Date.
The Reorganization is intended to qualify as a tax-free “reorganization” for U.S. federal income tax purposes under Section 368(a)(1) of the Code. Accordingly, it is expected that for U.S. federal income tax purposes no gain or loss will be recognized by the Baillie Gifford Fund or Baillie Gifford Fund shareholders as a direct result of the Reorganization. Specifically, it is expected that the Baillie Gifford Fund will recognize no gain or loss upon the acquisition by the Vanguard Fund of the assets and the assumption of the liabilities, if any, of the Baillie Gifford Fund. In addition, when shares held by Baillie Gifford Fund shareholders are exchanged for Vanguard Fund shares pursuant to the Reorganization, it is expected that Baillie Gifford Fund shareholders will recognize no gain or loss on such exchange, and that each Baillie Gifford Fund shareholder will generally have the same aggregate tax basis and holding period with respect to the shares of the Vanguard Fund received as the shareholder’s tax basis and holding period in its Baillie Gifford Fund shares immediately before the exchange.
If, as expected, for U.S. federal income tax purposes the Reorganization is tax-free, the U.S. federal income tax attributes of the Baillie Gifford Fund, if any, move to the Vanguard Fund, including, for example, as of the date of the Reorganization, the Baillie Gifford Fund’s tax basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. At any time prior to the consummation of the Reorganization, Baillie Gifford Fund shareholders may redeem Baillie Gifford Fund shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.
Neither the Baillie Gifford Fund nor the Vanguard Fund have requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization. Based on certain customary assumptions, factual representations to be made on behalf of the Baillie Gifford Fund and Vanguard Fund, and existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules and pronouncements and court decisions, Stradley, Ronon, Stevens & Young LLP (the Vanguard Trust’s legal counsel) will, as a condition to the closing of the Reorganization, provide a legal opinion substantially to the effect that, for U.S. federal income tax purposes:
i)
the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Baillie Gifford Fund and Vanguard Fund each will be “a party to the reorganization” within the meaning of Section 368(b) of the Code;

ii)
no gain or loss will be recognized by the Baillie Gifford Fund upon the transfer of all of its assets to the Vanguard Fund in exchange solely for Vanguard Fund shares and the assumption by the Vanguard Fund of all of the liabilities of the Baillie Gifford Fund;

iii)
no gain or loss will be recognized by the Vanguard Fund upon the receipt by it of all of the assets of the Baillie Gifford Fund in exchange solely for the assumption by the Vanguard Fund of all of the liabilities of the Baillie Gifford Fund and issuance of the Vanguard Fund shares;

iv)
no gain or loss will be recognized by the Baillie Gifford Fund upon the distribution of the Vanguard Fund shares by the Baillie Gifford Fund to its shareholders in complete liquidation of the Baillie Gifford Fund;

v)
the tax basis of the assets of the Baillie Gifford Fund received by the Vanguard Fund will be the same as the tax basis of such assets in the hands of the Baillie Gifford Fund immediately prior to the transfer;

vi)
the holding periods of the assets of the Baillie Gifford Fund in the hands of the Vanguard Fund will include the periods during which such assets were held or treated for federal income tax purposes as held by the Baillie Gifford Fund;

vii)
no gain or loss will be recognized by the shareholders of the Baillie Gifford Fund upon the exchange of all of their Baillie Gifford Fund shares solely for the Vanguard Fund shares (including fractional shares to which they may be entitled);

viii)
the aggregate tax basis of Vanguard Fund shares received by a shareholder of the Baillie Gifford Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of Baillie Gifford Fund shares exchanged therefor;

ix)
the holding period of the Vanguard Fund shares received by a shareholder of the Baillie Gifford Fund (including fractional shares to which the shareholder may be entitled) will include the holding period of the Baillie Gifford Fund shares exchanged therefor, provided that the shareholder held the Baillie Gifford Fund shares as a capital asset on the date of the exchange; and

x)
the Vanguard Fund will succeed to and take into account the items of the Baillie Gifford Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Treasury Regulations thereunder.

                Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.
A copy of the opinion will be filed with the SEC and will be available for public inspection.
Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated and the IRS or a court were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Baillie Gifford Fund would recognize gain or loss on the transfer of its assets to the Vanguard Fund and each shareholder of the Baillie Gifford Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Baillie Gifford Fund shares and the fair market value of the Vanguard Fund shares it received.
Sales of Portfolio Securities.  Although there is not expected to be any rebalancing of the Baillie Gifford Fund’s portfolio in connection with the Reorganization, the Baillie Gifford Fund may sell portfolio securities in connection with the Reorganization.  In particular, it may be necessary for the Baillie Gifford Fund to sell, and the Vanguard Fund to repurchase, specific portfolio securities to effect the transfer of such securities to the Vanguard Fund in certain non-U.S. markets The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Baillie Gifford Fund’s tax basis and holding period in such assets.  Any capital gains recognized in these sales, after reduction by any available losses (including losses recognized in the taxable year in which such sales occur), will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains exceed net realized long-term capital losses).
General Limitations on Capital Losses. The tax attributes, including capital loss carryovers, if any, as of the date of closing of the Reorganization, of the Baillie Gifford Fund are expected to move to the Vanguard Fund in the Reorganization and to be available to offset future gains recognized by the Vanguard Fund, subject to limitations under the Code in connection with normal purchase and redemption activity. Where these limitations apply, all or a portion of the Baillie Gifford Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gains to the Vanguard Fund and its shareholders post-closing.
Tax Year; Distributions.  The tax year of the Baillie Gifford Fund is expected to continue with the Vanguard Fund, and the capital gains of the Baillie Gifford Fund, if any, will be carried over to the Vanguard Fund.  If the Reorganization were to end the tax year of the Baillie Gifford Fund (which is not the intended or expected plan as of the date of this Proxy Statement/Prospectus), it would accelerate distributions to shareholders from the Baillie Gifford Fund for its short tax year ending on the Closing Date.  Such distributions would be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization.  If determined necessary by the Baillie Gifford Fund and the Vanguard Fund, the Baillie Gifford Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the Closing Date.
General. This discussion is only a general summary of certain U.S. federal income tax consequences and applies generally to shareholders who are not tax-advantaged investors and does not take into account your particular facts and circumstances. You should consult your tax adviser regarding the U.S. federal income and state, local and non-U.S. tax consequences to you, if any, of the Reorganization in light of your particular circumstances.
VI. GENERAL INFORMATION

This section provides information on a number of topics relating to proxy voting and the shareholder meeting.

Proxy Solicitation Methods. The Baillie Gifford Trust Board of Trustees is furnishing this combined Proxy Statement/Prospectus in connection with the solicitation of proxies. The Baillie Gifford Fund will solicit shareholder proxies in a variety of ways. All shareholders that are entitled to vote will receive these proxy materials by mail. In addition, employees and officers of Baillie Gifford or its affiliates may solicit shareholder proxies in person or by telephone.

   The Baillie Gifford Fund has retained Broadridge Investor Communication Solutions, Inc. (the “Proxy Solicitor”), 51 Mercedes Way, Edgewood, New York 11717 to aid in the solicitation of proxies. The costs of retaining the Proxy Solicitor and other expenses incurred in connection with the solicitation of proxies will be shared by Vanguard and Baillie Gifford in accordance with the terms of the Fund

Sponsorship Agreement. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is $32,353 plus any reasonable out-of-pocket expenses incurred by the Proxy Solicitor.

To participate in the Special Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/BaillieGifford/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Baillie Gifford Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Baillie Gifford Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than two days prior to the Meeting, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/BaillieGifford/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.  After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at proxyvote.com. Only shareholders of the Baillie Gifford Funds present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

   In addition to voting by mail, electronically, or at the Meeting, you may give your voting instructions over the telephone by calling 833-782-7192 or through the Internet by going to www.proxyvote.com. A representative of the Proxy Solicitor will answer your call. When receiving your instructions by telephone, the Proxy Solicitor representative is required to ask you for your full name, address, and zip code, and to confirm that you have received the proxy statement in the mail. If the information you provided matches the information provided to the Proxy Solicitor by Baillie Gifford, the Proxy Solicitor representative will explain the voting process. The Proxy Solicitor is not permitted to recommend to you how to vote, other than to read any recommendation included in the Proxy Statement/Prospectus. The Proxy Solicitor will record your instructions and transmit them to the official tabulator and send you a letter or mailgram to confirm your vote. That letter will also ask you to call the Proxy Solicitor immediately if the confirmation does not reflect your instruction correctly. You may receive a call from a representative of the Proxy Solicitor if Baillie Gifford has not yet received your vote. The Proxy Solicitor may ask you for authority by telephone to permit the Proxy Solicitor to sign a proxy on your behalf. The Proxy Solicitor will record all instructions, in accordance with the procedures set forth above. The Baillie Gifford Trust believes those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

Proxy Solicitation Costs. Vanguard and Baillie Gifford will share 100% of the costs of soliciting proxies in accordance with the terms and conditions of the Fund Sponsorship Agreement, including costs related to the printing, mailing, solicitation, and tabulation of shareholder votes. The Baillie Gifford Fund will not bear any of those costs. Voting immediately can help Vanguard and Baillie Gifford avoid the considerable expense of a second solicitation.

Quorum. In order for the shareholder meeting to go forward, the Baillie Gifford Fund must achieve a quorum. This means that at least forty percent (40%) of the Baillie Gifford Fund’s shares entitled to vote must be represented at the meeting—either at the Meeting or by proxy. All returned proxies count towards a quorum regardless of how they are voted (“For,” “Against,” or “Abstain”).

Required Vote. Proceeding with the Reorganization requires the affirmative vote of a “majority of the outstanding voting securities” of the Baillie Gifford Fund, which is defined in the 1940 Act as the lesser of: (A) 67% or more of the voting securities of the Baillie Gifford Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund.

THE BOARD OF TRUSTEES OF THE BAILLIE GIFFORD TRUST RECOMMENDS THAT SHAREHOLDERS APPROVE THE REORGANIZATION.

Revoking a Proxy. Shareholders may revoke a proxy at any time up until it is voted by forwarding a written revocation or a later-dated proxy card to the Baillie Gifford Fund’s Secretary that is received by the Baillie Gifford Fund prior to the Meeting, or by attending the Meeting and voting at the Meeting.

Adjournment.  In the event that sufficient votes in favor of the Reorganization are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time in order to defer action on the proposal. Any such adjournments or postponements will require the affirmative vote of a majority of the votes properly cast on the question at the Meeting or by proxy, whether or not a quorum is present, at the session of the Meeting to be adjourned, as required by the Baillie Gifford Trust’s Second Amended and Restated Agreement and Declaration of Trust and Bylaws. The Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice. The costs of any additional solicitation of proxies and of any adjourned or postponed session with regard to the proposal will be borne by Vanguard and Baillie Gifford in accordance with the terms of the Fund Sponsorship Agreement.

Tabulation of Votes. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the proposed Reorganization. Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. The proposal described in this Proxy Statement/Prospectus is considered “non-routine” for purposes of determining broker-non-votes.

Abstentions will count as shares present at the Meeting for purposes of establishing a quorum. Because broker-dealers generally will not have discretionary authority to vote the shares held by the beneficial owners on the proposed Reorganization and the proposed Reorganization is the only item expected to be submitted to shareholders for approval at the Meeting, the Baillie Gifford Fund does not expect there will be any broker non-votes. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the persons named as proxies will vote those proxies that they are entitled to vote in accordance with their best judgment.

Shareholder proposals. The Baillie Gifford Trust does not intend to hold meetings of its shareholders except to the extent that such meetings are required under the 1940 Act or state law. Baillie Gifford Fund shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent Baillie Gifford Fund shareholder meeting should send their written proposals to Baillie Gifford

Overseas Limited, One Greenside Row, Calton Square, Edinburgh EH1 3AN within a reasonable time before such meeting. If the Reorganization is consummated there will be no further meeting of shareholders of the Baillie Gifford Fund.

Principal Shareholders. As of April 20, 2022, the Baillie Gifford Fund had approximately $170 million in net assets and 8,561,389.54 outstanding shares. As of the same date, the officers and trustees of the Baillie Gifford Trust, as a group, owned less than 1% of the outstanding shares of the Class K and Institutional Class of the Baillie Gifford Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding shares of each class of the Baillie Gifford Fund:

Investor	Investor Address	Percentage ownership of class
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class	211 Main Street, San Francisco, CA 94105	41.14%
Naidot & Co C/O Bessemer Trust – Class K	100 Woodbridge Center Drive, Woodbridge, NJ 07095	33.03%
National Financial Services LLC – Institutional Class	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	22.26%
UBS WM USA Omnibus Account – Institutional Class	1000 Harbor Blvd, Weehawken, NJ 07086	12.68%
The Pension Boards United Church of Christ Inc - Class K	475 Riverside Drive, Suite 1020, New York, NY 10115-1097	7.99%
SEI Private Trust Company - Class K	1 Freedom Valley Drive Oaks, PA 19456	7.39%
National Financial Services LLC – Class K	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	7.37%
TD Ameritrade – Institutional Class	PO Box 2226 Omaha, NE 68103-2226	6.60%
Mac & Co – Institutional Class	500 Grant Street Room 151-1010 Pittsburgh, PA 15258	6.26%
Southern Poverty Law Center – Class K	400 Washington Avenue, Montgomery, AL 36104-4344	6.10%
DFE Asset Management – Class K	6263 N Scottsdale Road, Suite 330, Scottsdale, AZ 85250-5417	5.89%
Thrivent Charitable Impact & Investing – Class K	600 Portland Avenue South Suite 5100, Minnesota, MN 55415	5.24%
Mulligan Holdings LP – Class	330 South Street, Suite 4, Morristown, NJ 07960-7391	5.22%
KeyBank NA – Class K	PO Box 94871, Cleveland, OH, 44101-4871	5.10%

As of April 20, 2022, no person beneficially owned greater than 25% of the outstanding shares of the Baillie Gifford Fund or otherwise controlled (as that term is defined in the 1940 Act) the Baillie Gifford Fund.

The percentage of the Vanguard Fund that would be owned by the above-named shareholders upon consummation of the Reorganization is expected to be the same.

Other Matters. The Baillie Gifford Trust Board of Trustees knows of no other business to be brought before the Meeting. However, if additional matters do arise, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named on the enclosed proxy. If you object to our voting other matters on your behalf, please tell us in writing before the Meeting.

Obtaining Information from the SEC. This Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto filed by the Baillie Gifford Fund and Vanguard Fund and, with respect to the Baillie Gifford Fund only, annual and semiannual reports, as such documents have been filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of the registrant, which contains the Baillie Gifford Fund prospectus and related SAI, is 811-10145. The Baillie Gifford Fund prospectus is incorporated herein by reference. The SEC file number of the registrant, which contains the Vanguard Fund prospectus and related SAI, is 811-58431

The Baillie Gifford Fund and the Vanguard Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, the Vanguard Fund files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Vanguard Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, N.E., Washington, DC 20549-2736. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549-2736, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Vanguard Funds and other registrants that file electronically with the SEC.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. SHAREHOLDERS ARE ENCOURAGED TO VOTE BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

APPENDIX A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of [_______], 2022, between Vanguard Valley Forge Funds, a statutory trust formed under the laws of the State of Delaware with its principal place of business at P.O. Box 2600, Valley Forge, PA 19482 (the “Vanguard Trust”), on behalf of Vanguard Baillie Gifford Global Positive Impact Stock Fund, a series of the Vanguard Trust (the “Acquiring Fund”), and the Baillie Gifford Funds, a business trust formed under the laws of the Commonwealth of Massachusetts with its principal place of business at Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK EH1 3AN (the “Baillie Gifford Trust”), on behalf of Baillie Gifford Positive Change Equities Fund, a series of the Baillie Gifford Trust (the “Selling Fund”); and solely with respect to the provisions of Paragraphs 9.2 and 9.4 hereof, The Vanguard Group, Inc., a Pennsylvania corporation, with its principal place of business at P.O. Box 2600, Valley Forge, PA 19482 (“The Vanguard Group”); and solely with respect to the provisions of Paragraphs 1.3, 9.2 and 9.3, Baillie Gifford Overseas Limited, a corporation organized under the laws of Scotland, United Kingdom, with its principal place of business at Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK EH1 3AN (“Baillie Gifford”).

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder.  The reorganization of the Selling Fund into the Acquiring Fund (the “Reorganization”) will consist of (i) the acquisition by the Acquiring Fund of all assets of the Selling Fund in exchange solely for the assumption by the Acquiring Fund of the Liabilities (as defined below) of the Selling Fund and units of a class of beneficial interest (the “Shares”) of the Acquiring Fund (the “Acquiring Fund Shares”) of equal value to the net assets of the Selling Fund being acquired; (ii) the distribution, on or after the Closing Date (as defined in paragraph 3.1 of this Agreement), of Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided in this Agreement; and (iii) the termination of the Selling Fund; all upon and subject to the terms and conditions set out below.  The Acquiring Fund is, and will be immediately prior to Closing (defined in Section 1.1), a shell series, without assets or liabilities, created solely for the purpose of acquiring the assets and assuming the Liabilities of the Selling Fund.

WHEREAS, the Vanguard Trust and the Baillie Gifford Trust are each registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquiring Fund and the Selling Fund are authorized to issue shares of beneficial interest;

WHEREAS, the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act), of the Vanguard Trust has determined that the acquisition of all of the assets of the Selling Fund in exchange for the issuance and delivery of Acquiring Fund Shares and the assumption of the Liabilities of the Selling Fund are in the best interests of the Acquiring Fund and its shareholders;

WHEREAS, the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined under the 1940 Act), of the Baillie Gifford Trust has determined that the transfer of all of the assets of the Selling Fund in exchange for the issuance and delivery of Acquiring Fund Shares and the assumption of all the Liabilities (as defined below) of the Selling Fund are in the best interests of the Selling Fund and its shareholders; and

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, the parties hereto agree as follows:

ARTICLE I

Transfer of Assets of the Selling Fund in Exchange for Acquiring Fund Shares and
Assumption of Selling Fund Liabilities; Liquidation of the Selling Fund

1.1 Subject to the terms and conditions set out in this Agreement and on the basis of the representations and warranties contained in this Agreement, the Baillie Gifford Trust agrees to transfer the Selling Fund’s assets as set out in paragraph 1.2 of this Agreement to the Acquiring Fund, and the Vanguard Trust agrees in exchange for such assets: (a) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined in accordance with paragraphs 2.1 and 2.2 of this Agreement; and (b) to assume all Liabilities (as defined below) of the Selling Fund, as set out in paragraph 1.3 of this Agreement.  Each of these transactions will take place at the closing provided for in paragraph 3.1 of this Agreement (the “Closing”).

1.2 The assets of the Selling Fund to be acquired by the Acquiring Fund will consist of all assets and property of the Selling Fund, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, and dividend or interest receivables that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date described in paragraph 3.1 of this Agreement.

In the event that certain assets of the Selling Fund are not immediately transferrable following the Liquidation Date (as defined below) the Acquiring Fund may transfer to the Selling Fund bare legal title to such portion of the former Selling Fund assets as the Acquiring Fund designates, to be held by the Selling Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such asset. The entire beneficial ownership interest in all of the former Selling Fund assets, including those for which the Selling Fund holds bare legal title, shall at all times remain with the Acquiring Fund and the Selling Fund agrees to hold bare legal title and support the transfer of title to the Acquiring Fund. As of the first practicable date after which the Selling Fund no longer holds bare legal title to any of the Acquiring Fund assets and has remitted all income on and proceeds from the sales of such assets to the Acquiring Fund, but in no event more than twelve months after the Closing, the Selling Fund shall be dissolved and its legal existence terminated.

For purposes of the Agreement, a “Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

The Baillie Gifford Trust, on behalf of the Selling Fund, shall have provided the Vanguard Trust on or before the date hereof with (a) accurate, correct, and complete financial statements of the Selling Fund as of and for its most recently completed fiscal year and for the semi-annual period, if any, following its most recently completed fiscal year (the “Financial Statements”) and (b) a list of all of the Selling Fund’s assets as of the date of execution of this Agreement.  The Baillie Gifford Trust, on behalf of the Selling Fund, represents that as of the date of the execution of this Agreement no material changes have occurred in the Selling Fund’s financial position as reflected in its Financial Statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal distributions and operating expenses.  The Baillie Gifford Trust, on behalf of the Selling Fund, reserves the right to make new purchases of securities or other property and sell or otherwise dispose of any of the Selling Fund’s assets in a manner consistent with the Selling Fund’s investment objective and policies.  The Baillie Gifford Trust, on behalf of the Selling Fund, will, within a reasonable time prior to the Closing Date, furnish the Vanguard Trust with a list of the securities and other assets of the Selling Fund.  In the event that the Selling Fund holds any assets that the Acquiring Fund reasonably determines that the Acquiring Fund may not hold without violating applicable law or the Acquiring Fund’s investment policies, and the Acquiring Fund provides the Selling Fund with reasonable advance notice of this determination prior to the Closing Date, the Selling Fund will use its best efforts to dispose of such assets prior to the Closing Date.   Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would (i) adversely affect the Selling Fund’s ability to qualify and be eligible for treatment as a regulated investment company under Subchapter M of the Code, (ii) cause the Selling Fund to be in violation of Section 4.1(l), the second sentence of Section 4.1(j) or Section 4.1(u), (iii) violate the Selling Fund’s fiduciary duty to its shareholders or (iv) adversely affect the tax-free nature of the Reorganization.

            1.3 Prior to the Closing Date, the Baillie Gifford Trust, on behalf of the Selling Fund, will discharge, or make provision for the discharge of, all of the Selling Fund’s known Liabilities, and Liabilities that should have been known upon reasonable investigation prior to the Closing Date, other than those Liabilities that would otherwise be discharged at a later date in the ordinary course of the Selling Fund’s business, including accrued fees and expenses and payables for securities transactions or for share redemptions that are reflected on the statement of assets and liabilities of the Selling Fund referred to in the next paragraph.  The Acquiring Fund will assume all of the Liabilities of the Selling Fund remaining as of the Closing.  Baillie Gifford will indemnify Vanguard Trust, the Acquiring Fund, and The Vanguard Group for any Liabilities assumed by the Acquiring Fund that arise directly out of Baillie Gifford’s or any Baillie Gifford affiliate’s gross negligence, fraud, or reckless disregard of its duties to the Selling Fund, in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction. For purposes of this Section 1.3, neither the Selling Fund nor its Board of Trustees will be deemed to be a “Baillie Gifford affiliate.”
For purposes of the Agreement, “Liabilities” means any and all existing and future liabilities, debts, duties and obligations whether known or unknown of any nature, whether accrued, absolute, contingent or otherwise of the Selling Fund including, but not limited to, those reflected on an unaudited statement of assets and liabilities of the Selling Fund prepared by the Treasurer as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles consistently applied from the prior audited reporting period.
1.4 As provided in paragraph 3.4 of this Agreement, as soon as practicable after the Closing Date (the “Liquidation Date”), the Selling Fund will distribute on a proportionate basis to the Selling Fund’s shareholders of record determined as of the close of business on the Closing Date (the “Selling Fund Shareholders”), the Acquiring Fund Shares it receives pursuant to paragraph 1.1 of this Agreement in liquidation of the Selling Fund  This distribution in liquidation of the Selling Fund will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders representing the respective proportionate number of Acquiring Fund Shares due those shareholders.  All issued and outstanding Shares of the Selling Fund (“Selling Fund Shares”) will simultaneously be canceled.  The Selling Fund Shares are uncertificated, and the Acquiring Fund will not issue certificates representing the Acquiring Fund’s Shares in connection with the exchange of Acquiring Fund Shares for shares of the Selling Fund.

1.5 The Selling Fund shall pay or cause to be paid to the Acquiring Fund any income or proceeds it receives on or after the Closing Date, but prior to the Liquidation Date, with respect to its assets.

1.6 After the Reorganization, ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7 Promptly after the distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 of this Agreement in liquidation of the Selling Fund, or following the final sale of any asset referenced in Section 1.2, whichever is later, the Selling Fund will be terminated as a series of Baillie Gifford Trust (“Termination Date”). Baillie Gifford Trust will as soon as practicable after the Termination Date take all other actions in connection with the termination of the Selling Fund as required by applicable law.

1.8 Any reporting responsibility of the Selling Fund to any public authority is and will remain the responsibility of the Selling Fund up to and including the Closing Date and the Termination Date.

1.9 Each of the Acquiring Fund and the Selling Fund shall file any instrument as may be required by any governmental authority with respect to its participation in the Reorganization,

and shall cooperate with the other in the filing of any such instrument which is required to be filed jointly.

1.10 Any transfer taxes payable upon issuance and transfer of the Acquiring Fund Shares in a name other than the registered holder of Selling Fund Shares on the books of the Selling Fund as of that time will, as a condition of the issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.

ARTICLE II

Valuation

2.1 The value of the Selling Fund’s assets and Liabilities to be acquired under this Agreement will be the value computed as of the close of regular trading (generally 4:00 p.m., Eastern Time) on the New York Stock Exchange, Inc. (the “NYSE”) on the business day preceding the Closing Date (the time and date being referred to as the “Valuation Date” for purposes of this Agreement), using the valuation procedures set out in the Selling Fund’s then-current prospectus and/or statement of additional information.

 On the Valuation Date, the Selling Fund shall record the value of the assets, as valued pursuant to this Section 2.1, on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern time) on the Valuation Date, or as soon as practicable thereafter.

2.2  The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be the net asset value per share of the class of the Selling Fund having attributes most consistent with the Acquiring Fund share class, as determined by the Acquiring Fund (the “Primary Share Class”).  The number of shares of the Acquiring Fund issued in exchange for the Selling Fund’s Primary Share Class shall equal the number of shares of the Primary Share Class of the Selling Fund.  The number of Acquiring Fund shares issued with respect to the Selling Fund’s other share class that is not the Primary Share Class, shall equal the quotient of the net asset value of such class divided by the net asset value per share of the Primary Share Class, all as of the Valuation Date.  All Acquiring Fund Shares delivered to the Selling Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee. All computations of value shall be made by the Selling Fund or its designated recordkeeping agent using the valuation procedures described in this Article II and shall be subject to review by the Acquiring Fund and/or its recordkeeping agent, and, if requested by either the Selling Fund or the Acquiring Fund, by the independent registered public accountant of the requesting party.

ARTICLE III

Closing and Closing Date

          3.1 Subject to receipt of all necessary regulatory and shareholder approvals, the closing date for the Reorganization will be [______], 2022, or such other date agreed to in writing by the Vanguard Trust and the Baillie Gifford Trust (the “Closing Date”).  All acts taking place at the Closing will be deemed to take place simultaneously as of 9:00 a.m. Eastern Time on the Closing Date unless otherwise provided.  The Closing will be held as of 9:00 a.m., Eastern Time, remotely via the electronic exchange of the applicable documents and signatures, provided, however, that the parties, by mutual agreement, may elect for the Closing to take place at the Vanguard Trust’s offices, 100 Vanguard Blvd., Malvern, PA 19355 (or such other place as the parties may agree), at such time as the parties may agree.

3.2 The custodian for the Acquiring Fund (the “Custodian”) will deliver at the Closing, or such later time as is mutually agreed by the parties, a certificate of an authorized officer stating that: (a) the Selling Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund prior to or on the Closing Date, and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

3.3 In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund is closed to trading or trading on the market is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing Date will be postponed until the first business day after the day when normal trading has fully resumed and reporting has been restored.

3.4  The Baillie Gifford Trust, on behalf of the Selling Fund, will deliver at the Closing a list of the names and addresses of the Selling Fund Shareholders and the number of outstanding Selling Fund Shares owned by each such shareholder as of the Valuation Date immediately prior to the Closing or provide evidence that the information has been provided to the Acquiring Fund’s transfer agent.  The Vanguard Trust, on behalf of the Acquiring Fund, will issue and deliver a confirmation evidencing that the Acquiring Fund Shares have been credited to the Selling Fund’s account on the Closing Date to the Secretary of the Baillie Gifford Trust or provide evidence satisfactory to the Baillie Gifford Trust that the Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.  At the Closing, each party to this Agreement will deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

ARTICLE IV

Representations and Warranties

4.1 The Baillie Gifford Trust, on behalf of the Selling Fund, represents and warrants to the Vanguard Trust as follows:

(a)  The Selling Fund is an investment series of the Baillie Gifford Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts;

(b)  The Baillie Gifford Trust is registered as an open-end management investment company and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect;

(c)  The Baillie Gifford Trust is not, and the execution, delivery, and performance of this Agreement (subject to approval of the Selling Fund Shareholders) will not result, in a violation of any provision of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Baillie Gifford Trust on behalf of itself or on behalf of the Selling Fund is a party or by which its property is bound;

(d)  The Baillie Gifford Trust will turn over all of the books and records or, where appropriate, relevant portions thereof, relating to the Selling Fund (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) or copies thereof to the Vanguard Trust at the Closing.  The books and records turned over by the Baillie Gifford Trust to the Acquiring Fund pursuant to this subparagraph (d) are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund;

(e)  The Baillie Gifford Trust has no material contracts or other commitments (other than this Agreement) with respect to the Selling Fund that will be terminated with liability to the Baillie Gifford Trust prior to the Closing Date, except for liabilities, if any, to be discharged as provided for in paragraph 1.3 hereof;

(f)  Except as previously disclosed in writing to and accepted by the Vanguard Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending, or to the Baillie Gifford Trust’s knowledge, threatened against the Baillie Gifford Trust in connection with the Selling Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Baillie Gifford Trust’s financial condition or the conduct of its business.  The Baillie Gifford Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Selling Fund or the Baillie Gifford Trust’s ability to consummate the transactions contemplated by this Agreement.  The Baillie Gifford Trust, in connection with the Selling Fund, is not charged with or, to its knowledge, threatened with any violation or investigation of any possible violation, of any provisions of any federal, state, local, or self-regulatory law or regulation or administrative ruling relating to any aspect of the Selling Fund’s business that could reasonably be expected to have a material and adverse affect on the Selling Fund’s business;

(g)  The statements of assets and liabilities of the Baillie Gifford Trust relating to the Selling Fund for the fiscal year ended December 31, 2021 have been audited by Cohen & Company, Ltd. (“Cohen”), a certified public accountant, are in accordance with generally accepted accounting principles consistently applied, and those statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and no known contingent Liabilities of the Selling Fund exist as of such date that are not disclosed in those statements;

(h)  Since December 31, 2021, no material adverse change has occurred in the Selling Fund’s financial condition, assets, Liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Vanguard Trust prior to the Closing Date.  For the purposes of this subparagraph (h), a decline in net asset value per share or the total assets of the Selling Fund in the ordinary course of business, the discharge of Selling Fund Liabilities or the redemption of Selling Fund shares by Selling Fund shareholders does not constitute a material adverse change;

(i)  On the Closing Date, all federal and other material Tax Returns (as defined below) of the Selling Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision shall have been made for the payment thereof.  To the extent that the Selling Fund’s federal income tax return for the year ended December 31, 2021 has been extended and must be filed after the Closing Date, the Baillie Gifford Trust shall prepare and file such return at the Baillie Gifford Trust’s expense.  To the Selling Fund’s knowledge: no such Tax Return is currently under audit by, and no such audit has been threatened by, any federal, state, local or foreign Tax authority; no assessment has been asserted or proposed with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Selling Fund or its assets resulting from the non-payment of any Taxes (other than for Taxes not yet due and payable); no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending (in each case other than waivers as a result of extensions of time to file Tax Returns); and adequate provision has been made in the Selling Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. To the Selling Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Selling Fund does not file a Tax Return that the Selling Fund is or may be subject to taxation in that jurisdiction. The Selling Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax or other like assessment or charge in the nature of a tax (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(j)  The Selling Fund: (i) is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for U.S. federal income tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of the Code, and (iii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code.  The Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date, and, for each taxable year since inception (or portion thereof), the Selling Fund has been eligible to compute its federal income tax under Section 852 of the Code.  The Selling Fund has paid or made provision for the payment of any tax liability under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date. The Selling Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Selling Fund.  The Selling Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7T(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;

(k)  The Selling Fund is not under the jurisdiction of a court in a “title 11 or similar case” (within the meaning of section 368(a)(3)(A) of the Code);

(l)  As of the Closing Date, not more than 25% of the value of the Selling Fund’s total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

(m)  The Selling Fund will be terminated as soon as reasonably practicable after the Reorganization;

(n)  At the date of this Agreement, all issued and outstanding Selling Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable.  All of the issued and outstanding Selling Fund Shares will, at the time of Closing, be held by the persons and in the amounts set out in the records of the Baillie Gifford Trust’s transfer agent as provided in paragraph 3.4 of this Agreement.  The Baillie Gifford Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Selling Fund’s Shares, nor is any security convertible into any of the Selling Fund’s shares currently outstanding;

 (o)  At the Closing Date, the Baillie Gifford Trust will have good and marketable title to the Selling Fund’s assets, to be transferred to the Acquiring Fund pursuant to paragraph 1.2 of this Agreement, and full right, power and authority to sell, assign, transfer and deliver the assets under the terms and conditions of this Agreement and, upon delivery and payment for the assets, the Acquiring Fund will acquire good and marketable title free of all liens subject to no restrictions on the full transfer of the assets, other than such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), and other than as disclosed to the Vanguard Trust, including by indication on the books of the Baillie Gifford Trust;

(p)  The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Baillie Gifford Trust’s Board of Trustees and, subject to the approval of the Selling Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Baillie Gifford Trust, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(q)  The information to be furnished by the Baillie Gifford Trust for use in registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

(r)  Information supplied by the Selling Fund for inclusion in the proxy statement of the Selling Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.7 of this Agreement (insofar as it relates to the Selling Fund) will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information supplied, in light of the circumstances under which such statements were made, not misleading; and

(s)  The current prospectus and statement of additional information filed with the Commission as part of the Baillie Gifford Trust’s registration statement on Form N-1A insofar as they relate to the Selling Fund, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in that registration statement or necessary to make the statements in the registration statement, in light of the circumstances under which they were made, not misleading.  To the best of Baillie Gifford Trust’s knowledge, the current positive change active impact report (the “Active Impact Report”) assessing positive change metrics and milestones of the Selling Fund and its holdings, as disclosed on the Selling Fund’s website and to its shareholders do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements in the Active Impact

Report, in light of the circumstances under which they were made, not misleading.  To the best of the Baillie Gifford Trust’s knowledge, the Selling Fund currently is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Selling Fund’s prospectus and statement of additional information and all of the Selling Fund’s issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws.  To the best of the Selling Fund’s knowledge, the value of the net assets of the Selling Fund currently is determined, and since its organization has been determined, using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Selling Fund, each as of such time that the applicable rules, regulations or policies were in effect, or the Selling Fund has taken any action necessary to remedy any prior failure to use such valuation methods that comply in all material respects with such laws, rules, regulations or policies.  There have been no known miscalculations of the net asset value of the Selling Fund or the net asset value per share of the Selling Fund which would have a material adverse effect on the Selling Fund at the time of this Agreement or on the Selling Fund’s properties or assets at the time of this Agreement.

(t) The Selling Fund has not changed its taxable year end within the most recent 60-month period ending on the last day of the month immediately preceding the Closing Date of a Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(u) The Selling Fund (including the Acquiring Fund as its successor) will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date (including as a result of the transactions contemplated in this Agreement); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date.  The indemnification provision in Section 9.3 of this Agreement does not apply to this representation 4.1(u).

4.2 The Vanguard Trust, on behalf of the Acquiring Fund, represents and warrants to the Baillie Gifford Trust as follows:

(a) The Acquiring Fund is an investment series of the Vanguard Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

(b) The Vanguard Trust is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) The current prospectus and statement of additional information filed as part of the Vanguard Trust’s registration statement on Form N-1A, which will become effective prior to the Closing Date, insofar as they relate to the Acquiring Fund (the “Vanguard Trust Registration Statement”) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the Vanguard Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d) The Vanguard Trust is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Vanguard Trust on behalf of itself or on behalf of the Acquiring Fund is a party or by which its property is bound;

(e) Except as previously disclosed in writing to and accepted by the Baillie Gifford Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Vanguard Trust’s knowledge, threatened, against the Vanguard Trust in connection with the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Vanguard Trust’s financial condition or the conduct of its business.  The Vanguard Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Acquiring Fund or the Vanguard Trust’s ability to consummate the transactions contemplated in this Agreement.  The Vanguard Trust, in connection with the Acquiring Fund, is not charged with or, to its knowledge, threatened with any violation or investigation of any possible violation, of any provisions of any federal, state, local, or self-regulatory law or regulation or administrative ruling relating to any aspect of the Acquiring Fund’s business that could reasonably be expected to have a material and adverse affect on the Acquiring Fund’s business;

(f) As of the Closing Date, no federal, state or other Tax Returns of the Acquiring Fund will have been required by law to have been filed, and no Taxes have been or will be due by the Acquiring Fund. As of the Closing Date, the Acquiring Fund will not have been required to pay any assessments and the Acquiring Fund will not have any Tax liabilities or Tax assets or items of income or loss.  As of the Closing Date, the Acquiring Fund has never been and will not be under audit by any federal, state, local or foreign Tax authority and there has never been and will  not be any Tax assessment asserted or proposed by any federal, state, local or foreign governmental body; the Acquiring Fund has never had and will not have any levies, liens or other encumbrances on it or its assets; and the Acquiring Fund has never and will not have waived, by agreement, contract or otherwise, the time to assess any Taxes or received any extensions (including automatically) of time to file any Tax Returns;

(g) The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to Tax as a corporation for federal Tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Internal Revenue Service or is (or will be as of the Closing Date) a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal Tax purposes, (iii) has not (and will not have as of the Closing Date) filed any Tax Return and  or prepared books of account and related records or financial statements (iv) holds (and will have held as of the Closing Date) no property (other than a de minimis amount of assets to facilitate its organization), engages (and will have engaged as of the Closing Date) in no activities, has (and will have had as of the Closing Date) no Liabilities or Tax attributes, and has not (and will not have as of the Closing Date) issued any shares except for a de minimis number of shares issued in a private placement to the initial shareholder of the Acquiring Fund and (v) is (or will be as of the Closing Date) a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund upon filing its federal income tax return at the completion of its taxable year after the Closing Date, will continue the election that the Target Fund made to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code. As of the Closing Date, the Acquiring Fund has no and will have no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(h) The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(i) At the date of this Agreement, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non‑assessable, with no personal liability attaching to the ownership of those shares.  The Vanguard Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is any security convertible into any Acquiring Fund Shares currently outstanding;

(j) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions, if any, of the Vanguard Trust’s Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Vanguard Trust enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, under the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership of those shares;

(l) The information to be furnished by the Vanguard Trust for use registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

(m) The Registration Statement referred to in paragraph 5.7 of this Agreement and the Proxy Statement to be included in the Registration Statement (insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; and

(n) The Vanguard Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state Blue Sky or securities law as it may deem appropriate in order to continue the operations of the Acquiring Fund after the Closing Date.

(o) There shall be no issued and outstanding Shares of the Acquiring Fund prior to the Closing Date other than shares issued to the sole shareholder of the Acquiring Fund.

4.3. With respect to the Reorganization, the Baillie Gifford Trust, on behalf of the Selling Fund, and the Vanguard Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) For federal income tax purposes, the fair market value of the Acquiring Fund’s shares that the Selling Fund shareholder receives will be approximately equal to the fair market value of the Selling Fund shares it surrenders in exchange therefor;

(b) The fair market value of the assets of the Selling Fund will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the assets are subject;

(c) No expenses incurred by the Selling Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to the Selling Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(d) Immediately following consummation of the Reorganization: (1) the shareholders of the Selling Fund immediately prior to consummation of the Reorganization will own all the Acquiring Fund Shares and will own those shares solely by reason of their ownership of the Selling Fund shares immediately before the Reorganization; and (2) the Acquiring Fund will hold the same assets and will be subject to the Liabilities that the Selling Fund held or was subject to immediately before the Reorganization.

ARTICLE V

Covenants of the Acquiring Fund and the Selling Fund

5.1 The Vanguard Trust will operate the business of the Acquiring Fund, and the Baillie Gifford Trust will operate the business of the Selling Fund, in the ordinary course between the date of this Agreement and the Closing Date.  The Vanguard Trust and the Baillie Gifford Trust agree for purposes of this Agreement (i) that the declaration and payment of customary dividends and distributions by the Selling Fund will be considered to have been paid in the ordinary course of business of the Selling Fund and (ii) that with respect to the Acquiring Fund, such ordinary course of business shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations.

5.2 The Baillie Gifford Trust, on behalf of the Selling Fund, will call a meeting of its shareholders to consider and act upon this Agreement and to take all other actions in coordination with the Vanguard Trust necessary to obtain shareholder approval of the transactions contemplated by this Agreement.

5.3 The Baillie Gifford Trust, on behalf of the Selling Fund, covenants that the Acquiring Fund Shares to be issued under this Agreement are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

5.4 The Baillie Gifford Trust, on behalf of the Selling Fund, will assist the Vanguard Trust in obtaining all information on record with the Selling Fund’s transfer agent that the Vanguard Trust reasonably requests concerning the beneficial ownership of the Selling Fund’s Shares.

5.5 Subject to the provisions of this Agreement, the Vanguard Trust and the Baillie Gifford Trust each will take, or cause to be taken, all action, and do, or cause to be done, all actions,  reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 Prior to the Closing Date, the Baillie Gifford Trust will furnish to the Vanguard Trust copies of the tax returns for the Selling Fund which were filed on its behalf for its immediately preceding five taxable years, together with certification by the Selling Fund’s Treasurer that, to the best of their knowledge, they are correct and complete insofar as relevant to the determination of earnings and profits of the Selling Fund for such time period.

5.7 The Baillie Gifford Trust, on behalf of the Selling Fund, will provide the Vanguard Trust with information reasonably necessary for the preparation of a prospectus (the “Prospectus”) that will include the Proxy Statement referred to in paragraphs 4.1(r) and 4.2(m) of this Agreement, all to be included in a registration statement on Form N‑14 of the Vanguard Trust (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act in connection with the meeting of the Selling Fund’s shareholders to consider approval of the transactions contemplated by this Agreement.

5.8 To the extent such payment is necessary and still timely under Section 855 of the Code, on or as soon as practicable prior to the Closing Date, the Selling Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the Selling Fund’s last taxable year ending prior to the Closing Date.

5.9 The Selling Fund will discharge all of its known Liabilities and Liabilities that should have been known upon reasonable investigation prior to the Closing Date other than those Liabilities that would otherwise be discharged at a later date in the ordinary course of the Selling Fund’s business (including accrued fees and expenses and payables for securities transactions or for share redemptions).

5.10 As promptly as practicable, but in any case within thirty days (30) after the Closing Date, the Baillie Gifford Trust, on behalf of the Selling Fund, will furnish the Vanguard Trust with a statement containing information required for purposes of complying with Rule 24f-2 under the 1940 Act.  A notice pursuant to Rule 24f-2 will be filed by the Acquiring Fund offsetting redemptions by the Selling Fund during the fiscal year ending on or after the Closing Date against sales of the Acquiring Fund Shares; and the Baillie Gifford Trust agrees that it will not net redemptions during that period by the Selling Fund against sales of shares of any other series of the Baillie Gifford Trust.

5.11 As promptly as practicable, but in any case within the period required by applicable law or regulation, the Baillie Gifford Trust, on behalf of the Selling Fund, will file or cause to be filed all federal and other tax returns and other reports or filings with respect to taxable years of the Selling Fund ending prior to the Closing Date required by applicable law or regulation to be filed and provide copies to the Vanguard Trust. Vanguard Trust, on behalf of the Acquiring Fund, will file or cause to be filed all federal and other tax returns and other reports or filings with respect to taxable years of the Selling Fund ending after the Closing Date required by applicable law or regulation to be filed.

5.12 It is the intention of the parties that the transactions contemplated by this Agreement qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.  Neither the Baillie Gifford Trust, the Vanguard Trust, the Selling Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.  On or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Stradley Ronon Stevens & Young, LLP to render the opinion contemplated in paragraph 8.5 of this Agreement.

5.13 The Baillie Gifford Trust, on behalf of the Selling Fund, will (a) prepare the annual shareholders report of the Selling Fund for the period ended December 31, 2021 and (b) file the annual shareholders report of the Selling Fund for the period ended December 31, 2021 on Form N-CSR, no later than the dates such Form N-CSR are required to be filed pursuant to the 1940 Act and the rules and regulations thereunder (the “Required Filing Dates”), in the case of each of (a)

and (b), irrespective of whether the Closing occurs before or after such Required Filing Dates and will prepare and file such other filings, including registration statement and Form N-CSR filings, that are required by federal securities laws and that become due prior to the Closing Date.

5.14 For the period beginning at the effective date of the Reorganization and ending no less than six years thereafter, the Baillie Gifford Trust shall, at no cost or expense to the Vanguard Trust, provide or cause to be provided  directors and officers errors and omissions insurance policy(ies) which cover(s) the Selling Fund and the present and former Trustees and officers of the Baillie Gifford Trust (“Selling Fund Trustees and Officers”), with respect to the Selling Fund (“Post-Closing Coverage”).  The Post-Closing Coverage shall provide the Selling Fund and the Selling Fund Trustees and Officers with coverage equivalent to that provided by the insurance policy(ies) from in effect with respect to the Baillie Gifford Trust and its trustees and officers prior to the Closing, and shall pay any claims of liability covered under such Post-Closing Coverage, made after the effective date of the Reorganization, against the Selling Fund and the Selling Fund Trustees and Officers with respect to the Selling Fund.

5.15 The Baillie Gifford Trust, on behalf of the Selling Fund will provide the Acquiring Fund with: (i) a schedule, as set forth in Schedule 5.15, certified by the Treasurer of the Baillie Gifford Trust, stating that the various statements, books and records set forth in Schedule 5.15 exist and specifying the location of such statements, books and records and the means by which the Acquiring Fund can access them (the “Schedule of Statements, Books and Records”); (ii) FASB ASC 740-10 (formerly FIN 48) work papers and supporting statements pertaining to the Selling Fund relating to any taxable years of the Selling Fund not closed by the applicable Tax statute of limitations (the “ASC 740-10 Workpapers”).  The Schedule of Statements, Books and Records shall be provided at the Closing.  The ASC 740-10 Workpapers shall be provided at least sixty (60) days prior to the Closing Date.

ARTICLE VI

Conditions Precedent to the Obligations of the Baillie Gifford Trust

The obligations of the Baillie Gifford Trust to consummate the transactions provided for in this Agreement will be subject, at its election, to the performance by the Vanguard Trust of all obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations, to the following specific conditions unless waived in writing:

6.1 All representations and warranties of the Vanguard Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2 The Vanguard Trust will have delivered to the Baillie Gifford Trust a certificate executed in its name by its Chief Executive Officer, President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Baillie Gifford Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Vanguard

Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Baillie Gifford Trust may reasonably request.

6.3 The sole shareholder of the Acquiring Fund will have approved Baillie Gifford as adviser to the Acquiring Fund prior to the Closing Date.

6.4 The Baillie Gifford Trust will have received on the Closing Date a favorable opinion from counsel to the Vanguard Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Baillie Gifford Trust, covering the following points:

(a) the Acquiring Fund is a separate series of the Vanguard Trust, a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware and the Vanguard Trust has the requisite statutory trust power to own all of the Acquiring Fund’s properties and assets and to carry on the Acquiring Fund’s business as presently conducted;

(b) the Vanguard Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, the Vanguard Trust’s registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Acquiring Fund, and the Acquiring Fund’s shares are registered under the 1933 Act pursuant to an effective registration statement;

(c) this Agreement has been duly authorized, executed and delivered by the Vanguard Trust on behalf of the Acquiring Fund and, assuming that the Prospectus, Registration Statement and Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and assuming due authorization, execution and delivery of the Agreement by the Baillie Gifford Trust, is a valid and binding obligation of the Vanguard Trust enforceable against the Vanguard Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(d)  the Acquiring Fund Shares to be issued to the Selling Fund’s shareholders as provided by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable; the holders of the Shares will be, subject to the terms of the Vanguard Trust’s Declaration of Trust, entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that such counsel need express no opinion with respect to the liability of any holder of such Shares who is, was or may become a named trustee of the Trust; and under the Vanguard Trust’s Declaration of Trust and the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect of the Shares;

(e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Vanguard Trust’s Declaration of Trust or in a material violation of any provision of those material agreements identified and provided to the Baillie Gifford Trust relating to the Acquiring Fund to which the

Vanguard Trust, on behalf of the Acquiring Fund, is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Vanguard Trust, on behalf of the Acquiring Fund, is a party or by which it or its properties are bound, except for such accelerations or penalties as would not have a material adverse effect on the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Acquiring Fund;

(f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or State of Delaware is required for the consummation by the Vanguard Trust of the actions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act or such as may be required under the securities or blue sky laws of the various states, as to which counsel need express no opinion;

The opinion may state that counsel does not express any opinion or belief as to the Financial Statements or other financial or statistical data, or as to the information relating to the Baillie Gifford Trust or the Selling Fund, contained in the Proxy Statement, Registration Statement or the Vanguard Trust Registration Statement, and that the opinion is solely for the benefit of the Baillie Gifford Trust and its trustees and officers.  Such counsel may rely as to matters governed by the laws of the State of Delaware on an opinion of local counsel and/or certificates of officers or trustees of the Acquiring Fund.

ARTICLE VII

Conditions Precedent to the Obligations of the Vanguard Trust

The obligations of the Vanguard Trust to complete the transactions provided for in this Agreement will be subject, at its election, to the performance by the Baillie Gifford Trust of all the obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations, the following conditions unless waived in writing:

7.1 All representations and warranties of the Baillie Gifford Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Baillie Gifford Trust will have delivered to the Vanguard Trust a statement of the Selling Fund’s assets and known Liabilities (including, without limitation, those accrued fees and expenses and payables for securities transactions or for share redemptions referred to in Paragraph 1.3), together with a list of the Selling Fund’s portfolio securities showing the tax basis (and, if different from tax basis, book costs) of those securities by lot and the holding periods of the securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Baillie Gifford Trust.

7.3 The Baillie Gifford Trust will have delivered to the Vanguard Trust on the Closing Date a certificate executed in its name, and on behalf of the Selling Fund, by its Chief Executive Officer, President or Vice President and its Clerk, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Vanguard Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Baillie Gifford Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Vanguard Trust shall reasonably request; and

7.4 The Vanguard Trust will have received on the Closing Date a favorable opinion of Ropes & Gray LLP, counsel to the Baillie Gifford Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Vanguard Trust, covering the following points:

(a) the Selling Fund is a separate investment series of the Baillie Gifford Trust, a business trust that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts and the Baillie Gifford Trust has the trust power to own all of the Selling Fund’s properties and assets and to carry on the Selling Fund’s business as presently conducted;

(b) the Baillie Gifford Trust is registered as an investment company under the 1940 Act and, to such counsel’s knowledge, the Baillie Gifford Trust’s registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Selling Fund;

(c) this Agreement has been duly authorized, executed and delivered by the Baillie Gifford Trust and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and assuming due authorization, execution and delivery of the Agreement by the Vanguard Trust, is a valid and binding obligation of the Baillie Gifford Trust enforceable against the Baillie Gifford Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors, rights generally and to general equity principles;

(d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, result in a violation of the Baillie Gifford Trust’s Declaration of Trust or in a material violation of any provision of those material agreements identified and provided to the Vanguard Trust relating to the Selling Fund to which the Baillie Gifford Trust is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Baillie Gifford Trust is a party or by which it or its properties are bound (except for such accelerations or penalties that would not have a material adverse effect on the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Selling Fund);

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or Commonwealth of Massachusetts is required for the consummation by the Baillie Gifford Trust of the transactions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act or such as may be required under the securities or blue sky laws of the various states, as to which counsel need express no opinion;

The opinion may state that counsel does not express any opinion or belief as to the Financial Statements or other financial or statistical data, or as to the information relating to the Vanguard Trust or the Acquiring Fund, contained in the Proxy Statement, Registration Statement or the Vanguard Trust Registration Statement, and that the opinion is solely for the benefit of the Vanguard Trust and its trustees and officers.  Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of local counsel and/or certificates of officers or trustees of the Selling Fund.  The opinion also will include such other matters incident to the transaction contemplated by this Agreement as the Vanguard Trust may reasonably request.

7.5 The Vanguard Trust will have received from Cohen & Company Ltd. a letter addressed to the Vanguard Trust dated as of the effective date of the Registration Statement in form and substance satisfactory to the Vanguard Trust, to the effect that:

 (a) they are independent public accountants with respect to the Baillie Gifford Trust within the meaning of the 1933 Act and the applicable regulations under the 1933 Act;

(b) in their opinion, the Financial Statements and Financial Highlights of the Selling Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations under the 1933 Act; and

(c) on the basis of limited procedures agreed upon by the Vanguard Trust and the Baillie Gifford Trust and described in the letter (but not an examination in accordance with generally accepted auditing standards), the specified information relating to the Selling Fund appearing in the Registration Statement and the Proxy Statement has been obtained from the accounting records of the Selling Fund or from schedules prepared by officers of the Baillie Gifford Trust having responsibility for financial and reporting matters and the information is in agreement with these records, schedules or computations made from those documents.

7.6 The Baillie Gifford Trust will have delivered to the Vanguard Trust copies of Financial Statements of the Selling Fund as of and for its most recently completed fiscal year.

7.7 The Vanguard Trust shall have received from Cohen & Company, Ltd. a letter addressed both to the Vanguard Trust and the Baillie Gifford Trust, dated as of the Closing Date, stating that, as of a date no more than three (3) business days prior to the Closing Date, Cohen & Company, Ltd. performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.5(c).

7.8 The Baillie Gifford Trust, on behalf of the Selling Fund, shall have delivered to the Vanguard Trust (i) the Schedule of Statements, Books and Records, (ii) in electronic form, to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Selling Fund, and (iii) the ASC 740-10 Workpapers.

7.9 Only if the Selling Fund has been notified by the Acquiring Fund (with such notice being delivered with sufficient time to permit the Selling Fund to comply with this Section 7.9, which shall be no less than 30 days prior to the Closing Date) that the opinion delivered pursuant to Section 8.5 will not state that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code and the Selling Fund and the Acquiring Fund do not otherwise determine that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code,  the Selling Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (A) all of Selling Fund’s “investment company taxable income” as defined in Section 852 of the Code (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Closing Date to the extent such payment is still timely under Section 855 of the Code and all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date, (B) all of the Selling Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date to the extent such payment is still timely under Section 855 of the Code and all of any such net capital gain recognized in the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date (in each case after reduction for any capital loss carryover), and (C) at least 90 percent of the excess, if any, of the Selling Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year ended prior to the Closing Date to the extent such payment is still timely under Section 855 of the Code and at least 90 percent of such net tax-exempt income for such final taxable year and (D) such additional amount, if any, as is necessary to eliminate any liability of the Selling Fund for excise tax under Section 4982 of the Code. For the avoidance of doubt, if the Selling Fund has not been notified by the Acquiring Fund that the opinion delivered pursuant to Section 8.5 will not state that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Selling Fund shall be permitted to pay one or more distributions as contemplated in this Section 7.9, but shall not be required to do so.

ARTICLE VIII

Further Conditions Precedent to Obligations of the Acquiring Fund and the Selling Fund

If any of the conditions set forth below do not exist on or before the Closing Date, each party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1 This Agreement and the transactions contemplated in this Agreement will have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Baillie Gifford Trust’s Declaration of Trust and applicable law and certified copies of the votes evidencing the approval will have been delivered to the Acquiring Fund.

8.2 On the Closing Date, no action, suit or other proceeding will be pending or to each party’s knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement.  On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including no-action positions of and exemptive orders from federal and state authorities) deemed, in good faith, necessary by the Vanguard Trust or the Baillie Gifford Trust to permit consummation, in all material respects, of the transactions contemplated by this Agreement will have been obtained, except if the failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either the Vanguard Trust or the Baillie Gifford Trust may for itself waive any of the conditions in this paragraph 8.3.

8.4 The Vanguard Trust Registration Statement and the Registration Statement will each have become effective under the 1933 Act and no stop orders suspending the effectiveness of the Vanguard Trust Registration Statement and the Registration Statement will have been issued and, to the best knowledge of the Vanguard Trust or the Baillie Gifford Trust, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 On the Closing Date, the parties will have received a favorable opinion of Stradley Ronon Stevens & Young, LLP, addressed to, and in form and substance reasonably satisfactory to, the Baillie Gifford Trust substantially to the effect that, provided the Reorganization is carried out in accordance with this Agreement and based upon the facts, representations and assumptions stated in such opinion and upon customary certificates with respect to matters of fact from the officers of the Baillie Gifford Trust and the Vanguard Trust and on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, for federal income tax purposes:

With respect to the Reorganization:

(a) The acquisition by the Acquiring Fund of all of the assets of the Selling Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund, followed by the distribution by the Selling Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Selling Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(b) No gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund, pursuant to Section 361(a) and Section 357(a) of the Code.

(c) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Selling Fund in exchange solely for the assumption of the Liabilities of the Selling Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

(d) No gain or loss will be recognized by the Selling Fund upon the distribution of the Acquiring Fund Shares by the Selling Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(e) The tax basis of the assets of the Selling Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Selling Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(f) The holding periods of the assets of the Selling Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Selling Fund pursuant to Section 1223(2) of the Code.

(g) No gain or loss will be recognized by the shareholders of the Selling Fund upon the exchange of all of their Selling Fund shares solely for the Acquiring Fund Shares pursuant to Section 354(a) of the Code.

(h) The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Selling Fund will be the same as the aggregate tax basis of Selling Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(i) The holding period of Acquiring Fund Shares received by a shareholder of the Selling Fund will include the holding period of the Selling Fund shares exchanged therefor, provided that the shareholder held Selling Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(j) For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the Treasury Regulations, the items of Selling Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Treasury Regulations promulgated thereunder.

No opinion will be expressed as to the tax consequences of the Reorganization to contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

Notwithstanding anything in this Agreement to the contrary, neither the Vanguard Trust nor the Baillie Gifford Trust may waive the conditions set out in this paragraph 8.5.

ARTICLE IX

Brokerage Fees and Expenses; Other Agreements

9.1 The Vanguard Trust represents and warrants to the Baillie Gifford Trust, and the Baillie Gifford Trust represents and warrants to the Vanguard Trust, that no brokers or finders or other entities are entitled to receive any payments in connection with the transactions provided for in this Agreement.

9.2 The Vanguard Group and Baillie Gifford shall each bear the fees, costs, and expenses incurred in connection with the transactions contemplated by this Agreement in the manner set forth in the Fund Sponsorship Agreement, dated December 20, 2021, as amended, (the “Fund Sponsorship Agreement”), to which The Vanguard Group and Baillie Gifford are parties, provided that any such expenses of the Selling Fund, as enumerated below, that are paid or assumed are solely and directly related to the Reorganization in accordance with the guidance established in Rev. Rul. 73-54, 1973-1 C.B. 187; provided, however, that the fees, costs, and expenses of Cohen & Company, Ltd. in performing the limited procedures and issuing the related letter pursuant to paragraphs 7.5 and 7.7 (the “Limited Procedures Expenses”) shall be paid for by The Vanguard Group. Notwithstanding the foregoing, the Baillie Gifford Trust, on behalf of the Selling Fund shall bear any expenses incurred in connection with (i) taxes on capital gains that may be realized as a result of such transactions, and (ii) transfer or stamp duties expected to be imposed in other non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or in failure of the transactions contemplated by this Agreement to be treated as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code.

9.3 (a) Baillie Gifford will indemnify and hold harmless the Vanguard Trust, the Acquiring Fund, The Vanguard Group, their directors, officers, employees, and affiliates (each, a “Vanguard Indemnified Party”), from and against any and all damages, costs and expenses (including reasonable attorney’s fees and costs) incurred by any of them as a result of any breach or failure of the Baillie Gifford Trust’s representations or warranties under this Agreement, or as a result of any willful misconduct or gross negligence by the Baillie Gifford Trust in the performance (or failure to perform) of the Baillie Gifford Trust’s obligations under this Agreement.

(b) Baillie Gifford’s agreement to indemnify a Vanguard Indemnified Party pursuant to this paragraph 9.3 is expressly conditioned upon Baillie Gifford being promptly notified of any action or claim brought against any Vanguard Indemnified Party after that party receives notice of the action.  The failure of a Vanguard Indemnified Party to notify Baillie Gifford will not relieve Baillie Gifford from any liability that Baillie Gifford may have otherwise than on account of this indemnification agreement.

(c) In case any action or claim is brought against any Vanguard Indemnified Party and that party timely notifies Baillie Gifford of the commencement of the action or claim, Baillie Gifford will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim with counsel satisfactory to it.  If Baillie Gifford decides to assume the defense of the action, Baillie Gifford will not be liable to the Vanguard Indemnified Party for any legal or other expenses subsequently incurred by the Vanguard Indemnified Party in connection with the defense of the action or claim other than:  (i) reasonable costs of investigation or the furnishing of documents or witnesses and (ii) all reasonable fees and expenses of separate counsel to the Vanguard Indemnified Party if the Vanguard Indemnified Party has concluded reasonably that representation of Baillie Gifford and the Vanguard Indemnified Party would be inappropriate as a result of actual or potential differing interests between them in the conduct of the defense of such action.

9.4 (a) The Vanguard Group will indemnify and hold harmless the Baillie Gifford Trust, Baillie Gifford, the Selling Fund, their directors, officers, employees and affiliates (each, a “Baillie Gifford Indemnified Party”) from and against any and all damages (including reasonable attorney’s fees and costs) incurred by any of them as a result of any breach or failure of the Vanguard Trust’s representations or warranties under this Agreement, or as a result of any willful misconduct or gross negligence by the Vanguard Trust in the performance (or failure to perform) of the Vanguard Trust’s obligations under this Agreement.

(b) The Vanguard Group’s agreement to indemnify a Baillie Gifford Indemnified Party pursuant to this paragraph 9.4 is expressly conditioned upon The Vanguard Group’s being promptly notified of any action or claim brought against any Baillie Gifford Indemnified Party after that party receives notice of the action.  The failure of a Baillie Gifford Indemnified Party to notify The Vanguard Group will not relieve The Vanguard Group from any liability that The Vanguard Group may have otherwise than on account of this indemnification agreement.

(c) In case any action or claim is brought against any Baillie Gifford Indemnified Party and that party timely notifies The Vanguard Group of the commencement of the action or claim, The Vanguard Group will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim with counsel satisfactory to it.  If The Vanguard Group decides to assume the defense of the action, The Vanguard Group will not be liable to the Baillie Gifford Indemnified Party for any legal or other expenses subsequently incurred by the Baillie Gifford Indemnified Party in connection with the defense of the action or claim other than:  (i) reasonable costs of investigation or the furnishing of documents or witnesses and (ii) all reasonable fees and expenses of separate counsel to the Baillie Gifford Indemnified Party if the Baillie Gifford Indemnified Party has concluded reasonably that representation of The Vanguard Group and the Baillie Gifford Indemnified Party would be inappropriate as a result of actual or potential differing interest between them in the conduct of the defense as a result of the action.

9.5 Cooperation and Exchange of Information
With respect to the Reorganization, prior to the Closing and for a reasonable time thereafter, the Baillie Gifford Trust and Vanguard Trust will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose.  Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Selling Fund and the Acquiring Fund for its taxable period first ending after the Closing and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Baillie Gifford Trust shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.
ARTICLE X

Entire Agreement; Survival of Representations, Warranties and Covenants

10.1 The Vanguard Trust and the Baillie Gifford Trust agree that neither of them has made any representation, warranty or covenant with respect to the Reorganization not set forth in this Agreement or the Fund Sponsorship Agreement and that those Agreements represent the entire agreement among them with respect to the Reorganization.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered in accordance with its terms will survive the consummation of the transactions contemplated under this Agreement.

ARTICLE XI

Termination

11.1 This Agreement may be terminated at any time at or prior to the Closing Date by:  (i) mutual agreement of the Baillie Gifford Trust and the Vanguard Trust; (ii) the Baillie Gifford Trust, in the event the Vanguard Trust has, or the Vanguard Trust in the event the Baillie Gifford Trust has, materially breached any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing Date; (iii) the Baillie Gifford Trust or the Vanguard Trust in the event a condition included in this Agreement expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met or (iv) the Baillie Gifford Trust or the Vanguard Trust by written notice to the other party following a determination by the terminating party’s Board of Trustees that the consummation of the Reorganization is not in the best interest of its shareholders.

11.2 In the event of any such termination, in the absence of willful default, the Vanguard Trust or the Baillie Gifford Trust or their respective trustees or officers, will not be liable to the other party or parties.

ARTICLE XII

Amendments

This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Vanguard Trust and the Baillie Gifford Trust; provided, however, that following the meeting of the Selling Fund’s shareholders called pursuant to paragraph 5.2 of this Agreement, no amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund’s Shareholders under this Agreement to the detriment of the shareholders without their further approval.

ARTICLE XIII

Notices

13.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement will be in writing and given by prepaid telegraph, telecopy, or certified mail as follows:

If to the Vanguard Trust, at:

Vanguard Valley Forge Funds
400 Devon Park Drive
Wayne, PA 19087
Attention:  Kaitlyn Caughlin, V11
Telephone: 610-669-4603
Facsimile:  610-503-5855
Email: kaitlyn_caughlin@vanguard.com

If to the Baillie Gifford Trust, at:

Baillie Gifford Funds
Calton Square
1 Greenside Row
Edinburgh, Scotland, UK EH1 3AN
Attention:
Telephone: 1-844-394-6127
Facsimile:
Email: northamericavehiclesteam@bailliegifford.com

ARTICLE XIV

Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws (without giving effect to the conflicts-of-law principles thereof) of the Commonwealth of Pennsylvania.

14.4 This Agreement will bind and inure to the benefit of the parties to the Agreement and their respective successors and assigns, but no assignment or transfer of the Agreement or of any rights or obligations under the Agreement may be made by either party without the written consent of the other party.  Nothing expressed or implied in this Agreement is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties to the Agreement and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 The Baillie Gifford Trust is executing this Agreement solely on behalf of the Selling Fund.  References to the “Baillie Gifford Trust” shall be construed to refer solely to the Baillie Gifford Trust acting on behalf of the Selling Fund, and no liability shall accrue to the Baillie Gifford Trust generally or to any other fund in respect of this Agreement or any of the obligations hereunder, and each of the parties will look only to the assets of the Selling Fund for satisfaction of any obligation or liability arising under or in respect of this Agreement.

Notice is hereby given that this instrument is executed on behalf of the Trustees of the Baillie Gifford Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Selling Fund.

14.6 The Vanguard Trust is executing this Agreement solely on behalf of the Acquiring Fund.  References to the “Vanguard Trust” shall be construed to refer solely to the Vanguard Trust acting on behalf of the Acquiring Fund, and no liability shall accrue to the Vanguard Trust generally or to any other fund in respect of this Agreement or any of the obligations hereunder, and each of the parties will look only to the assets of the Acquiring Fund for satisfaction of any obligation or liability arising under or in respect of this Agreement.

Notice is hereby given that this instrument is executed on behalf of the Trustees of the Vanguard Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Acquiring Fund.

ARTICLE XV

Confidentiality

The parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other party, all confidential information obtained from the other party in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to governmental or regulatory bodies, and, when necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

In the event of a termination of this Agreement, the parties  agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

*               *               *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Reorganization to be executed as of the date first set forth herein.

BAILLIE GIFFORD FUNDS		VANGUARD VALLEY FORGE FUNDS
Signature	Date	Signature	Date
Print Name	Title	Print Name	Title

BAILLIE GIFFORD OVERSEAS LIMITED (solely as to the provisions of Paragraphs 1.3, 9.2 and 9.3)		THE VANGUARD GROUP, INC. (solely as to the provision of Paragraphs 9.2 and 9.4)
Signature	Date	Signature	Date
Print Name	Title	Print Name	Title
Signature	Date
Print Name	Title

Schedule 5.15
Acquired Fund Statements, Books and Records

Type of Statements, Books or Records	Location	Method of Access
Shareholder ledger accounts including, without limitation:

• the name, address and taxpayer identification number of each shareholder of record,
• the number of shares of beneficial interest held by each shareholder,
• the dividend reinvestment elections applicable to each shareholder, and
• the backup withholding and nonresident alien withholding certifications

Information in connection with the Selling Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Income Tax Regulations”)

Notices or records on file with the Selling Fund with respect to each shareholder, for all of the shareholders of record of the Selling Fund as of the close of business on the Closing Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets

Year-end shareholder tax reporting information including ICI broker files, Tax insert letters, and supporting calculations for the Selling Fund
All IRS Forms 8937 (Report of Organizational Actions Affecting Basis of Securities) filed or posted by the Selling Fund

Type of Statements, Books or Records	Location	Method of Access
Statement of the respective Tax[1] basis (by lot) and holding period as of the most recent Tax year end of the Selling Fund of all portfolio securities to be transferred by the Selling Fund to the Acquiring Fund

Tax books and records of the Selling Fund for purposes of preparing any Tax returns required by law to be filed for Tax periods ending on or after the Closing Date[2]
A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Selling Fund, as of the most recent Tax year end of the Selling Fund, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Selling Fund for purposes of applying applicable limitations on the use of such items under the Code

All Tax Returns filed by or on behalf of the Selling Fund (including extensions)
Any of the following that have been issued to or for the benefit of the Selling Fund: (a) rulings, determinations, holdings or

[1] For the avoidance of doubt, the terms “Tax” or “Taxes” and “Tax Return” as used in this Schedule 5.15 shall be as set forth in Section 4.1(i) of this Agreement.
[2] For the avoidance of doubt, such Tax books and records shall include, but not be limited to, a statement of the current earnings and profits of the Selling Fund for U.S. federal income tax purposes, a statement of the items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code and the current and historical books and records of the Selling Fund to comply with regulatory requirements imposed under the Code and the Income Tax Regulations for all periods including, but not limited to, up to and including the Closing Date.  The parties acknowledge and agree that such information for the taxable year that includes the Closing Date may not be determined or finalized until after the Closing Date, and the parties will cooperate in connection with finalizing such information.

Type of Statements, Books or Records	Location	Method of Access
opinions issued by any Tax authority and (b) Tax opinions
All books and records related to testing the qualification of the Selling Fund as a regulated investment company for Tax purposes (e.g., distribution requirement, qualifying income requirement, quarterly asset diversification requirement)

All books and records relating to the filing of FBARs (FinCEN Form 114, Report of Foreign Bank and Financial Accounts) by the Selling Fund
Current and historical books and records of the Selling Fund to comply with regulatory requirements imposed under the 1940 Act, including, without limitation, Section 31(a) of the 1940 Act and the rules thereunder, for all periods including, but not limited to, up to and including the Closing Date

PART B

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

Baillie Gifford Positive Change Equities Fund
a series of Baillie Gifford Funds

Calton Square
1 Greenside Row
Edinburgh, Scotland, UK EH1 3AN
011-44-131-275-2000

BY AND IN EXCHANGE FOR SHARES OF

Vanguard Baillie Gifford Global Positive Impact Stock Fund
a series of Vanguard Valley Forge Funds

P.O. Box 2600
Valley Forge, Pennsylvania 19482
(800) 662-7447

May 5, 2022

This Statement of Additional Information (“SAI”) dated May 5, 2022, relates to the proposed reorganization (the “Reorganization”) of Baillie Gifford Positive Change Equities Fund (the “Baillie Gifford Fund”), a series of Baillie Gifford Funds (the “Baillie Gifford Trust”), with and into Vanguard Baillie Gifford Global Positive Impact Stock Fund (the “Vanguard Fund”), a series of Vanguard Valley Forge Funds (the “Vanguard Trust”).  Assuming approval of the Reorganization, each shareholder of the Baillie Gifford Fund will receive an amount of shares of the Vanguard Fund equal in value to the value of the shares of the Baillie Gifford Fund owned by such shareholder at the time of the closing of the Reorganization.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated May 5, 2022 (the “Proxy Statement/Prospectus”) relating specifically to the Meeting of Shareholders of the Baillie Gifford Fund which is scheduled to be held on July 6, 2022.

This SAI and the Proxy Statement/Prospectus have been filed with the Securities and Exchange Commission (“SEC”).

A copy of the Proxy Statement/Prospectus relating to the Reorganization may be obtained without charge by writing the Baillie Gifford Trust at c/o Baillie Gifford Overseas Limited, One Greenside Row, Calton Square, Edinburgh EH1 3AN, or by calling the Baillie Gifford Trust at Toll Free - 1-844-394-6127.

TABLE OF CONTENTS

Incorporation of Documents by Reference into the Statement of Additional Information	1
Pro forma Financial Statements	1
Supplemental Financial Information	1

Incorporation by Reference.  This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.	Statement of Additional Information of Baillie Gifford Trust, with respect to the Baillie Gifford Fund, dated April 29, 2022.
2.	Annual Report to Shareholders of Baillie Gifford Trust for the year ended December 31, 2021.
3.	Statement of Additional Information of the Vanguard Trust, with respect to the Vanguard Fund, dated April 4, 2022.

Financial statements of the Vanguard Fund are not included herein because the Vanguard Fund has not yet commenced operations.

Pro forma Financial Statements.  No financial information relating to the Vanguard Fund and no projected (pro forma) financial information is being provided because the Vanguard Fund into which the Baillie Gifford Fund will be reorganized is a newly formed shell fund and has not conducted any business other than matters incident to its organization and will not commence operations until completion of the Reorganization.

Supplemental Financial Information.  A table showing the fees and expenses of the Vanguard Fund and Baillie Gifford Fund and the fees and expenses of the Vanguard Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Comparing Shareholder Fees and Fund Expenses” section of the Proxy Statement/Prospectus. The Reorganization will not result in a material change to the Baillie Gifford Fund’s portfolio holdings, as the Vanguard Fund has the same investment objective and substantially similar investment strategies, and investment restrictions as the Baillie Gifford Fund. Accordingly, a schedule of investments of the Baillie Gifford Fund modified to show the effects of such change is not required and is not included. There are no material differences in the accounting policies of the Baillie Gifford Fund as compared to those of the Vanguard Fund.

1

BAILLIE GIFFORD FUNDS
780 THIRD AVENUE, 43RD FLOOR
NEW YORK, NY 10017

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register at https://viewproxy.com/BaillieGifford/broadridgevsm

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D77023-S44511

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

2. To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board unanimously recommends that you vote "FOR" the approval of the Proposal discussed above.

When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

You can register to attend the virtual shareholder meeting at
https://www.viewproxy.com/BaillieGifford/broadridgevsm/

D77024-S44511

BAILLIE GIFFORD FUNDS
Baillie Gifford Positive Change Equities Fund
Proxy for a meeting of shareholders to be held on July 6, 2022
This proxy is solicited on behalf of the Board of Trustees of Baillie Gifford Funds

The undersigned hereby appoints Gareth Griffiths, Lesley-Anne Archibald, Andrew Lawson, and Ryan Martins, and each of them separately, as Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Funds listed above that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund(s) to be held at 11:00 a.m., Eastern Time, on July 6, 2022, as a virtual shareholder meeting and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. This proxy is solicited by the Board of Trustees of Baillie Gifford Funds on behalf of the Funds. The Board recommends that you vote FOR the proposal.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. Abstentions do not constitute a vote FOR the proposal. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

Dear Shareholder: Your vote is important. Please record your voting instructions on this card, sign it on the reverse side, and return in the envelope provided.

Vanguard®

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

FABGIFA 052022